                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement            [_]CONFIDENTIAL, FOR USE OF THE
                                             COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             Eli Lilly and Company
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[X]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                                    LILLY

                             ELI LILLY AND COMPANY
                            LILLY CORPORATE CENTER
                          INDIANAPOLIS, INDIANA 46285

                                          March 4, 1996

Dear Shareholder:

  You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Eli Lilly and Company on Monday, April 15, 1996. The meeting will be at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana, at 11:00 a.m. (Indianapolis time).

  The Notice of Annual Meeting of Shareholders and the Proxy Statement accompanying this letter describe the business we will consider at the meeting. Please note in particular the Board of Directors' recommendation to amend the Articles of Incorporation by increasing the number of shares of authorized common stock and adopting other amendments to conform the Articles to current Indiana law. The amendments are described in the proxy statement.

  Your vote is very important. I urge you to sign, date, and return the enclosed proxy card in the envelope provided in order to be certain your shares are represented at the meeting, even if you plan to attend the meeting.

  I look forward to seeing you at the meeting.

                                          /s/ Randall L. Tobias
                                          Randall L. Tobias
                                          Chairman of the Board and
                                          Chief Executive Officer

                             ELI LILLY AND COMPANY

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 15, 1996

  The Annual Meeting of Shareholders of Eli Lilly and Company will be held at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana, on Monday, April 15, 1996, at 11:00 a.m. (Indianapolis time), for the following purposes:

  1. To elect four directors of the Company, each for a three-year term;

  2. To consider and act upon proposed amendments to the Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 800,000,000 to 1,600,000,000 and to revise certain other provisions;

  3. To ratify the appointment by the Board of Directors of Ernst & Young LLP as principal independent auditors for the year 1996;

  4. To consider and act upon a proposal by a shareholder requesting the Board of Directors to form a committee to study ways to eliminate the use of certain research material and make a report of its findings available to all shareholders, if the proposal is presented to the meeting; and

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Holders of common stock of record at the close of business on February 9, 1996, are entitled to notice of and to vote at the Annual Meeting.

  Admission to the Annual Meeting will be by Admittance Card or other evidence of share ownership. Registered shareholders who plan to attend the meeting should complete and return the enclosed Request for Admittance Card. An Admittance Card and directions to the Indiana Convention Center will be sent by return mail.

  Shareholders whose shares are held through an intermediary such as a bank or broker should either bring proof of share ownership (such as a bank or brokerage firm account statement) to the meeting or send proof of share ownership to the Corporate Secretary, DC 1093, Lilly Corporate Center, Indianapolis, Indiana 46285 to receive an Admittance Card and directions to the Indiana Convention Center.

                                     By order of the Board of Directors,

                                     Daniel P. Carmichael
                                     Secretary

March 4, 1996
Indianapolis, Indiana

-------------------------------------------------------------------------------

YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY, FOR WHICH A RETURN ENVELOPE IS PROVIDED, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

                             ELI LILLY AND COMPANY

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS

                                April 15, 1996

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Eli Lilly and Company (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held on Monday, April 15, 1996, and at any adjournment thereof.

  The accompanying proxy may be revoked at any time before it is exercised by giving a later proxy, notifying the Secretary of the Company in writing, or voting in person at the Annual Meeting.

  At the close of business on February 9, 1996, the record date for the Annual Meeting, there were outstanding and entitled to vote 552,471,515 shares of common stock of the Company. Each shareholder is entitled to one vote for each such share held of record on that date on all matters that are properly presented for action at the meeting. The Company has no other outstanding voting securities.

  A copy of the Company's Annual Report to Shareholders, including financial statements and a description of its operations for the year 1995, is enclosed with this Proxy Statement. That report is not incorporated in this Proxy Statement by reference.

  The principal executive offices of the Company are located at Lilly Corporate Center, Indianapolis, Indiana 46285. The approximate mailing date of this Proxy Statement and the accompanying proxy will be March 4, 1996.

                           1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

  Under the Company's Articles of Incorporation, the members of the Board are divided into three classes with approximately one-third of the directors standing for election each year for three-year terms. The terms of four of the present directors will expire at the 1996 Annual Meeting. The other directors listed below will continue to serve in their classes for the remainder of their terms. Two of the nominees whose terms expire at this Annual Meeting, Mrs. Karen N. Horn and Dr. J. Clayburn La Force, Jr., were elected for three-year terms by the shareholders at the 1993 Annual Meeting. Dr. Alfred G. Gilman was elected for a one-year term by the shareholders at the 1995 Annual Meeting and Dr. August M. Watanabe has been serving under interim election by the Board.

  Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for the four nominees in the absence of instructions to the contrary. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

  In the event any nominee for director declines or is unable to serve, it is intended either that the persons designated as proxies will vote for a substitute who will be designated by the Board of Directors or that the authorized number of directors will be reduced accordingly by the Board. The Board expects that each of the nominees named below will be available for election.

CERTAIN INFORMATION CONCERNING DIRECTOR NOMINEES AND DIRECTORS CONTINUING IN OFFICE

  The names of each director nominee and each director continuing in office, along with his or her age, year first served as a director, and recent business and professional experience, is set forth below by class.

NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING IN 1999:

[PHOTO]         ALFRED G. GILMAN, M.D., PH.D.               Director since 1995
                REGENTAL PROFESSOR AND CHAIRMAN,                      Age 54
                DEPARTMENT OF PHARMACOLOGY, THE
                UNIVERSITY OF TEXAS SOUTHWESTERN
                MEDICAL CENTER AT DALLAS

                Dr. Gilman has served as Professor and Chairman of the Department of Pharmacology at The University of Texas Southwestern Medical Center at Dallas since 1981. He has held the Raymond and Ellen Willie Distinguished Chair in Molecular Neuropharmacology at the University since 1987 and was named a Regental Professor in 1995. Dr. Gilman was on the faculty of the University of Virginia School of Medicine from 1971 until 1981, where he was named a Professor of Pharmacology in 1977. He is a director of Regeneron Pharmaceuticals, Inc. Dr. Gilman was a recipient of the Nobel Prize in Physiology or Medicine in 1994.

[PHOTO]         KAREN N. HORN, PH.D.                        Director since 1987
                CHAIRMAN OF THE BOARD,                                Age 52
                BANK ONE CLEVELAND, N.A.

                Mrs. Horn has served as Chairman of the Board, Bank One Cleveland, N.A., since 1987. Prior to joining Bank One, she served as President of the Federal Reserve Bank of Cleveland, Treasurer of Bell of Pennsylvania, and Vice President of First National Bank of Boston. Mrs. Horn is a director of The British Petroleum Company p.l.c., Rubbermaid Incorporated, and TRW, Inc. She also serves as a trustee of The Rockefeller Foundation and The Cleveland Clinic Foundation.

[PHOTO]         J. CLAYBURN LA FORCE, JR., PH.D.            Director since 1981
                DEAN EMERITUS, THE JOHN E. ANDERSON                   Age 67
                GRADUATE SCHOOL OF MANAGEMENT,
                UNIVERSITY OF CALIFORNIA AT LOS ANGELES

                Dr. La Force served as Dean of The John E. Anderson Graduate School of Management of the University of California at Los Angeles ("UCLA") from 1978 until he retired in 1993. He joined the faculty of UCLA in 1962 and served as Chairman of the Economics Department. Dr. La Force is a director of BlackRock Funds; Imperial Credit Industries, Inc.; Jacobs Engineering Group, Inc.; Payden and Rygel Fund; Provident Investment Counsel Funds; Rockwell International Corporation; and The Timken Company.

[PHOTO]         AUGUST M. WATANABE, M.D.                    Director since 1994
                EXECUTIVE VICE PRESIDENT,                             Age 54
                SCIENCE AND TECHNOLOGY

                Dr. Watanabe has served as Executive Vice President, Science and Technology, since February 1996. He served as a Vice President of the Company and President of Lilly Research Laboratories, a division of the Company, since January 1994. He joined the Company in 1990 as Vice President of Lilly Research Laboratories and served as Group Vice President of Lilly Research Laboratories before being elected as a Vice President of the Company and as a member of the Board of Directors. Prior to joining the Company, Dr. Watanabe was a member of the faculty of the Indiana University School of Medicine from 1972 to 1990, where he served as Chairman of the Department of Medicine from 1983 through 1990. He is also a fellow of the American College of Physicians and the American College of Cardiology and a director of the Indiana University Foundation.

DIRECTORS CONTINUING IN OFFICE UNTIL 1997:

[PHOTO]         CHARLES E. GOLDEN                           Director since 1996
                EXECUTIVE VICE PRESIDENT                              Age 49
                AND CHIEF FINANCIAL OFFICER

                Mr. Golden joined the Company as Executive Vice President and Chief Financial Officer, and was elected to the Board of Directors on March 4, 1996. Prior to joining the Company, he served as Vice President of General Motors Corporation ("GM"), and Chairman and Managing Director of Vauxhall Motors Limited, a subsidiary of GM in the United Kingdom, from 1993 to 1996. From 1992 to 1993, Mr. Golden served GM as its Vice President and Treasurer, from 1989 to 1992 as its Treasurer, and from 1984 to 1989 as an Assistant Treasurer. Mr. Golden joined GM in 1970 and has held a number of executive positions in that company's domestic and international operations.

[PHOTO]         KENNETH L. LAY, PH.D.                       Director since 1993
                CHAIRMAN OF THE BOARD AND                             Age 53
                CHIEF EXECUTIVE OFFICER,
                ENRON CORP.

                Mr. Lay has served as Chairman of the Board and Chief Executive Officer of Enron Corp. since 1986 and 1985, respectively. He joined Enron as President and Chief Operating Officer in 1985. Prior to serving in that position, he was Chairman and Chief Executive Officer of Houston Natural Gas from 1984 to 1985 and President, Chief Operating Officer, and a director of Transco Energy Company from 1981 to 1984.
                Mr. Lay is a director of Compaq Computer Corporation and Trust Company of the West.

[PHOTO]         SIDNEY TAUREL                               Director since 1991
                PRESIDENT AND CHIEF                                   Age 47
                OPERATING OFFICER

                Mr. Taurel was elected President and Chief Operating Officer of the Company in February 1996. He joined the Company in 1971 and has held management positions in the Company's operations in Brazil and Europe. He served as President of Eli Lilly International Corporation from 1986 until 1991, as Executive Vice President of the Pharmaceutical Division from 1991 until 1993 and as Executive Vice President of the Company from 1993 until 1996. Mr. Taurel is a director of the Pharmaceutical Research and Manufacturers of America and serves on the Board of Overseers of the Columbia Business School.

[PHOTO]         ALVA O. WAY                                 Director since 1980
                CHAIRMAN OF THE BOARD, IBJ                            Age 66
                SCHRODER BANK & TRUST COMPANY

                Mr. Way became Chairman of the Board of IBJ Schroder Bank & Trust Company in 1986. He also serves as a director of and consultant to Schroder plc., London, and related companies. Mr. Way previously served as President of both The Travelers Corporation and American Express Company and served in executive positions at General Electric Company. He is a director of Gould, Inc.; McGraw-Hill, Inc.; Ryder System, Inc.; and Schroder plc. Mr. Way also serves as a member of the board of trustees and chancellor of Brown University.

DIRECTORS CONTINUING IN OFFICE UNTIL 1998:

[PHOTO]         STEVEN C. BEERING, M.D.                     Director since 1983
                PRESIDENT, PURDUE UNIVERSITY                          Age 63

                Dr. Beering has served as President of Purdue University since 1983. He served as Dean of the Indiana University School of Medicine and Director of the Indiana University Medical Center from 1974 until 1983. Dr. Beering is a fellow of the American College of Physicians and the Royal Society of Medicine and a member of the National Academy of Sciences Institute of Medicine. He is a director of American United Life Insurance Company; Arvin Industries, Inc.; and NIPSCO Industries, Inc. Dr. Beering currently serves as the national chairman of the Association of American Universities.

[PHOTO]         JAMES W. COZAD                              Director since 1989
                RETIRED CHAIRMAN OF THE                               Age 69
                BOARD AND CHIEF EXECUTIVE
                OFFICER, WHITMAN CORPORATION

                Mr. Cozad served as Chairman of the Board and Chief Executive Officer of Whitman Corporation from 1990 until his retirement in 1992. Prior to assuming that position, he served as Vice Chairman of the Board of Amoco Corporation. Mr. Cozad is a director of GATX Corporation; Inland Steel Industries, Inc.; Sears Roebuck & Co.; and Whitman Corporation. He is also a director of the Chicago Medical School and the Indiana University Foundation. Mr. Cozad is a Trustee of the Northern Funds.

[PHOTO]         FRANKLYN G. PRENDERGAST, M.D., PH.D.        Director since 1995
                PROFESSOR IN BIOCHEMISTRY AND MOLECULAR               Age 50
                BIOLOGY, MAYO MEDICAL SCHOOL AND
                DIRECTOR, MAYO CANCER CENTER

                Dr. Prendergast is the Edmond and Marion Guggenheim Professor of Biochemistry and Molecular Biology at Mayo Medical School. He also serves as the Director of the Mayo Cancer Center. Dr. Prendergast held several other teaching positions at the Mayo Medical School since 1975. Dr. Prendergast serves on the Board of Governors of Mayo Rochester and on the Board of Trustees of Mayo Foundation.

[PHOTO]         KATHI P. SEIFERT                            Director since 1995
                GROUP PRESIDENT                                       Age 46
                KIMBERLY-CLARK CORPORATION

                Mrs. Seifert is Group President, North American Personal Care Products, for Kimberly-Clark Corporation, responsible for the Infant Care, Child Care, Feminine Care, and Adult Care Businesses as well as the U.S. and Canadian sales forces. She joined Kimberly-Clark in 1978 and has served in several capacities in connection with both the domestic and international marketing of consumer products.

[PHOTO]         RANDALL L. TOBIAS                           Director since 1986
                CHAIRMAN OF THE BOARD AND                             Age 53
                CHIEF EXECUTIVE OFFICER

                Mr. Tobias became Chairman of the Board and Chief Executive Officer of the Company in 1993. Prior to assuming this position, he served as Vice Chairman of the Board of AT&T from 1986 until 1993, and as Chairman and Chief Executive Officer of AT&T International (an AT&T subsidiary) from 1991 to 1993. Mr. Tobias is a director of DowElanco; Kimberly-Clark Corporation; Knight-Ridder, Inc.; and Phillips Petroleum Company. He also serves as Vice Chairman of the Board of Trustees of Duke University and as a trustee of the Colonial Williamsburg Foundation.

  During 1995 the Board of Directors of the Company held nine meetings. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which the director served.

COMMITTEES OF THE BOARD OF DIRECTORS

  Committees of the Board of Directors consist of the Audit Committee, the Committee on Directors and Corporate Governance, the Compensation and Management Development Committee, the Finance Committee, the Public Policy Committee, and the Science and Technology Committee. Information concerning the committees is set forth below.

  The Audit Committee is composed of Directors Way (Chairperson), Beering, La Force, and Prendergast. During 1995 the Audit Committee held three meetings. The Audit Committee annually recommends independent auditors for appointment by the Board of Directors, reviews the services to be performed by the independent auditors, and receives and reviews the reports submitted by them. It also determines the duties and responsibilities of the internal auditors, reviews the internal audit program, and receives and reviews reports submitted by the internal auditing staff.

  The Committee on Directors and Corporate Governance is composed of Directors Horn (Chairperson), Beering, Cozad, Lay, and Tobias (ex officio). The Committee held one meeting during 1995. The Committee on Directors and Corporate Governance recommends to the Board of Directors candidates for membership on the Board and Board committees. It also oversees matters of corporate governance. The Committee will consider nominees for the Board recommended by shareholders. Recommendations by shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide pertinent information concerning his or her background and experience. A shareholder recommendation must be received at least 90 days prior to the date of the Annual Meeting of Shareholders.

  The Compensation and Management Development Committee is composed of Directors Cozad (Chairperson), Horn, Lay and Way. This Committee held five meetings during 1995. The Compensation and Management Development Committee establishes the compensation of executive officers and administers the Deferred Compensation Plan, the Company's management stock plans, and the EVA Bonus Plan, which replaced the Senior Executive Bonus Plan in 1995. The Committee also reviews the Company's management development programs and succession plans.

  The Finance Committee is composed of Directors Lay (Chairperson), Cozad, Horn and Seifert. The Committee, which held one meeting during 1995, reviews and makes recommendations to the Board of Directors and management on matters concerning both current and long-range financial strategy and planning, including, but not limited to, budgets, dividends, and borrowings.

  The Public Policy Committee is composed of Directors La Force (Chairperson), Gilman, Seifert, and Taurel. During 1995 the Committee held two meetings. The Public Policy Committee reviews and makes recommendations to the Board of Directors concerning policies, practices, and procedures of the Company that relate to public policy, including, but not limited to, social, political, and economic issues.

  The Science and Technology Committee is composed of Directors Beering (Chairperson), Gilman, La Force, Prendergast, and Watanabe. The Committee held two meetings during 1995. The committee reviews and makes recommendations to the Board of Directors and management on the Company's strategic research goals and objectives and reviews and assists the Company on new developments, technologies, and trends in pharmaceutical research and development.

COMMON STOCK OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth the number of shares of common stock of the Company beneficially owned by the directors, the Named Executive Officers listed on page 9, and all directors and executive officers as a group, as of February 2, 1996.

                       NAME OF INDIVIDUALS OR                    SHARES OWNED
                          IDENTITY OF GROUP                     BENEFICIALLY(1)
                       ----------------------                   ---------------
      Steven C. Beering, M.D. .................................       9,084
      James M. Cornelius*......................................     140,536(2)
      James W. Cozad...........................................       8,429
      Mitchell E. Daniels, Jr..................................      28,713(3)
      Alfred G. Gilman, M.D., Ph.D.............................         901
      Charles E. Golden........................................         -0-
      Pedro P. Granadillo......................................      45,558(4)
      Karen N. Horn, Ph.D......................................       6,950
      J. Clayburn La Force, Jr., Ph.D..........................      11,813
      Kenneth L. Lay, Ph.D.....................................      14,641(5)
      Franklyn G. Prendergast, M.D., Ph.D......................       1,590
      Kathi P. Seifert.........................................       1,862
      Sidney Taurel............................................      60,999(6)
      Randall L. Tobias........................................     151,671(7)
      August M. Watanabe, M.D..................................      39,059(8)
      Alva O. Way..............................................      11,352(9)
      All directors and executive officers as a group (25
       persons)................................................     628,811

--------
 * Mr. Cornelius retired as a director and an officer of the Company effective September 30, 1995.
(1) Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting and sole investment power with respect to the shares shown in the table to be owned by that person. The shares shown do not include the following shares that may be purchased pursuant to stock options that are exercisable within 60 days of February 2, 1996: Mr. Cornelius, 223,474 shares; Mr. Daniels, 20,000 shares; Mr. Granadillo, 19,100 shares; Mr. Taurel, 133,382 shares; Dr. Watanabe, 9,000 shares; and all directors and executive officers as a group, 354,682 shares. The shares shown include shares credited to the accounts of certain of those persons listed in the table under The Lilly Employee Savings Plan ("Savings Plan") and the Lilly Directors' Deferral Plan. No person listed in the table owns more than .0275% of the outstanding common stock of the Company. All directors and executive officers as a group own .114% of the outstanding common stock of the Company.
(2) The shares shown for Mr. Cornelius include 80 shares credited to his account under the Savings Plan.
(3) The shares shown for Mr. Daniels include 1,304 shares credited to his account under the Savings Plan.
(4) Mr. Granadillo's wife owns 4,000 shares of those shown in the table and he disclaims any beneficial interest therein. The shares shown for Mr. Granadillo include 7,769 shares credited to his account under the Savings Plan.
(5) Mr. Lay has shared voting power and shared investment power with respect to 10,110 shares that are included in the table and are owned by a family partnership of which he is a partner.
(6) The shares shown for Mr. Taurel include 5,959 shares credited to his account under the Savings Plan.
(7) Mr. Tobias' wife has shared voting power and shared investment power with respect to 25,600 shares that are included in the table and are owned by family trusts of which she is a trustee, and he disclaims any beneficial interest therein. Mr. Tobias has shared voting power and shared investment power with respect to 30,000 shares that are included in the table and are owned by a family foundation of which he is a director. The shares shown for Mr. Tobias include 532 shares credited to his account under the Savings Plan.
(8) The shares shown for Dr. Watanabe include 1,483 shares credited to his account under the Savings Plan.
(9) Mr. Way's wife owns 360 shares of those shown in the table, and he disclaims any beneficial interest therein.

PRINCIPAL HOLDERS OF COMMON STOCK

  To the best of the Company's knowledge, and except as set out below, Lilly Endowment, Inc., is the only beneficial owner of more than 5% of the outstanding shares of common stock of the Company. The following table sets forth information regarding this ownership as of February 2, 1996:

                                                      NUMBER OF SHARES  PERCENT
                   NAME AND ADDRESS                  BENEFICIALLY OWNED OF CLASS
                   ----------------                  ------------------ --------
   Lilly Endowment, Inc.............................     93,644,684      16.959
   2801 North Meridian Street
   Indianapolis, Indiana 46208

  The Endowment has sole voting and sole investment power with respect to these shares. The Endowment may be deemed to be a parent of the Company as that term is defined for purposes of the Securities Act of 1933. The Board of Directors of the Endowment is composed of Mr. Thomas H. Lake, Honorary Chairman; Mr. Thomas M. Lofton, Chairman; Otis R. Bowen, M.D.; Drs. William G. Enright, Earl B. Herr, Jr., and Herman B Wells; and Messrs. Byron P. Hollett, Eli Lilly II, and Eugene F. Ratliff. Drs. Bowen and Herr and Messrs. Hollett, Lake, Lilly, Lofton, and Ratliff are shareholders of the Company.

  As of February 2, 1996, National City Bank, Indiana ("NCBI"), held 37,772,160 shares of the Company's common stock (6.841% of the outstanding shares) in various fiduciary capacities. Over half of the shares are held by it as trustee under the Savings Plan, savings plans of affiliated companies, and the employee stock ownership plan. In addition, NCBI holds such shares for various parties in personal trusts, agency and custodial accounts, pension accounts, estates, and guardianships. NCBI has sole voting power with respect to 14,761,019 shares, shared voting power with respect to 2,000 shares, sole investment power with respect to 2,352,036 shares, shared investment power with respect to 6,580,362 shares, and the right to vote an additional 17,010,447 shares in the savings plans to the extent it is not instructed on how to vote such shares by plan participants.

DIRECTORS' COMPENSATION

  Each director who is not a salaried officer or employee of the Company receives a retainer of $2,500 per month. In addition, each such director receives $1,600 for each Board meeting attended and $1,600 for each Committee or other meeting attended if not held on the same day as a Board meeting. Each such director also is reimbursed for customary and usual travel expenses incurred by reason of attendance at such meetings. Employee directors receive no additional compensation for service on the Board of Directors or Committees.

  Under the Directors' Deferred Compensation Plan (the "Deferred Compensation Plan") as in effect in 1995, each director who was not an employee of the Company could elect each year to defer all or part of his or her director's fees (but not less than $1,000) by filing an irrevocable election with the Company before the beginning of the year or such shorter period for which the election may be effective. The deferred compensation was credited to an account that received a Company credit on all amounts deferred at an annual rate that was 2% above the prime interest rate. The amount in each participating director's account, including the accrued Company credit, was to be paid in accordance with the payment option selected by the participating director at the time the irrevocable election was made. Under the Plan, a participating director could elect to receive either lump sum or installment payments (not exceeding 10 installments). There were alternate payment provisions for cases of death and hardship. The aggregate amount of the Company credit accrued during 1995 for the participating directors was $158,757.

  Each director who has never been a full-time employee of the Company participated in the Non-Employee Directors' Deferred Stock Plan (the "Deferred Stock Plan"). Under the Plan as in effect in 1995, the Company credited annually on the first business day in December to the account of each participating director 800 shares of the Company's common stock. These shares were not issued or transferred until the director's death or retirement or resignation from the Board. In addition, the Company credited to the director's account an amount equal to the dividends that would be payable on the credited shares if the shares were actually held of record by the director. The director was entitled to a Company credit on the dividend amounts at an annual rate that was to be 2% above the prime interest rate. Receipt of the dividend amounts and Company credit was to be deferred until the director's death or retirement or resignation from the Board. The director could elect to receive the shares and cash in his or her Plan accounts, including the Company credit, in lump sum or installment payments (not exceeding 10 installments). There were alternate payment provisions for cases of death and hardship. The shares credited to the directors' accounts are included in the table on page 6.

  Based on an overall review of directors' compensation, the Board approved a number of changes in the outside directors' compensation and benefit plans effective in 1996, including termination of the retirement plan for outside directors. The changes, some of which are subject to regulatory approval, are designed to better align directors' compensation with the interests of the shareholders by (i) providing that a greater proportion of total annual compensation be delivered in the form of Company stock, and (ii) giving directors the ability to further increase their ownership interest in the Company by investing their deferred retainer and meeting fees in a Company stock account. Thus, effective January 1, 1996, the Deferred Compensation Plan and the Deferred Stock Plan were combined into a single plan, the Lilly Directors' Deferral Plan ("Deferral Plan"). Under the Deferral Plan, participating directors may elect to defer all or part of their cash compensation either in a deferred compensation account, the provisions of which are essentially the same as the former Deferred Compensation Plan, or in a deferred stock account pursuant to which the deferred fees are credited in the form of shares of the Company's common stock, based on the market price of the stock at the time the deferred fees are earned. The Company will continue to credit shares of the Company's common stock to the participants' deferred stock accounts annually in December. However, the number of shares has been changed to the lesser of 800 shares or that number of shares having a market value equal to an outside director's total annual cash compensation assuming attendance at eight meetings, based on the market price at the time of the credit. Deemed dividend amounts on shares in the deferred stock account are credited in the form of additional shares of Company common stock based on the market value of the Company's common stock at the time dividends are paid. Like the prior Deferred Stock Plan, the deferred stock account shares are not issued or transferred until the director's death, retirement or resignation from the Board. The deferred stock account is payable in the same manner as the prior Deferred Stock Plan.

  Effective upon the inception of the Deferral Plan, the dividend accounts of the participating directors under the prior Deferred Stock Plan were converted to additional shares of Company common stock in the deferred stock account under the Deferral Plan, based on a share price of $55.8375, the average of the high and low trading prices for the last five trading days of 1995. Additionally, participants in the prior Deferred Compensation Plan were given a one-time opportunity to convert all or a portion of their existing balances under that Plan to additional shares in their deferred stock accounts under the Deferral Plan at the same conversion price. Together, those conversions resulted in the following additional deferred stock credits: Dr. Beering, 479 shares; Mr. Cozad, 240 shares; Mrs. Horn, 391 shares; Dr. La Force, 2,270 shares; Mr. Lay, 1,890 shares; Dr. Prendergast, 665 shares; Mr. Tobias, 429 shares; and Mr. Way, 479 shares. Those amounts are included in the share ownership table on page 6.

  Finally, effective in February 1996 the Board terminated the Lilly Non-employee Directors' Retirement Plan (the "Directors' Retirement Plan"), a non-contributory retirement plan adopted in 1989. The present value of the accrued benefits under the Directors' Retirement Plan as of February 1, 1996, was transferred to the directors' deferred stock accounts under the Deferral Plan. Based on a Lilly stock price of $54.0125, representing the average of the high and low stock prices for the last five trading days of January 1996, the following credits were made to the deferred stock accounts of the directors under the Deferral Plan: Dr. Beering, 2,242 shares; Mr. Cozad, 2,189 shares; Dr. Gilman, 101 shares; Mrs. Horn, 759 shares; Dr. La Force, 3,543 shares; Mr. Lay, 265 shares; Dr. Prendergast, 76 shares; Mrs. Seifert, 62 shares; Mr. Tobias, 740 shares; and Mr. Way, 3,664 shares. Those amounts are included in the share ownership table on page 6.

EXECUTIVE COMPENSATION

Summary Compensation Table

  The following Summary Compensation Table shows the compensation paid to Mr. Tobias, who served as Chief Executive Officer of the Company during 1995, the four most highly compensated executive officers other than Mr. Tobias who were serving as executive officers as of December 31, 1995, and Mr. Cornelius, who served as the Chief Financial Officer through September 30, 1995 ("Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                   COMPENSATION(1)
                                                               -----------------------
                                  ANNUAL COMPENSATION            AWARDS     PAYOUTS
                             --------------------------------- ---------- ------------
                                                               NUMBER OF
                                                               SECURITIES
                                                     OTHER     UNDERLYING  LONG-TERM
NAME AND PRINCIPAL                                   ANNUAL     OPTIONS    INCENTIVE      ALL OTHER
POSITION                YEAR  SALARY   BONUS      COMPENSATION GRANTED(2) PLAN PAYOUTS   COMPENSATION
------------------      ---- -------- --------    ------------ ---------- ------------   ------------
Randall L. Tobias       1995 $984,000 $983,167(3)   $ 42,170    300,000    $1,697,988(4)   $59,040(5)
 Chairman of the        1994  984,000  864,995         9,059    250,000       962,868       59,040
 Board and Chief        1993  503,182  418,861       787,709    400,000           -0-       25,650
 Executive Officer
Sidney Taurel           1995  660,000  520,500(3)     76,134    150,000       902,875(4)    39,600(5)
 President and Chief    1994  600,000  455,249        35,411     80,000       511,988       36,240
 Operating Officer      1993  540,000  430,287           -0-    220,000           -0-       46,689
August M. Watanabe,
 M.D.                   1995  419,400  381,700(3)     35,705     80,000       780,550(4)    25,164(5)
 Executive Vice
  President,            1994  329,400  220,065        12,020     50,000       340,224       19,764
 Science and Technology 1993  251,400   67,542           -0-     70,000           -0-       32,790
Pedro P. Granadillo     1995  341,400  249,840(3)     28,572     40,000       599,975(4)    20,484(5)
 Vice President,        1994  311,400  222,065        10,271     40,000       274,161       18,684
 Human Resources        1993  224,385   50,888           -0-     60,000           -0-       24,582
Mitchell E. Daniels,
 Jr.                    1995  364,200  173,500(3)     12,864     25,000       483,475(4)    21,852(5)
 President, North
  American              1994  334,200  152,397         7,463     25,000       274,161       20,052
 Pharmaceutical
  Operations            1993  309,585  137,762           -0-     40,000           -0-       14,860
James M. Cornelius*     1995  443,925  363,825(3)     29,592        -0-       780,550(4)    26,636(5)
 Vice President,
  Finance,              1994  555,900  339,771        10,271     50,000       442,622       33,354
 and Chief Financial
  Officer               1993  537,900  321,140           386     70,000           -0-       57,198

--------
 * Mr. Cornelius retired as a director and an officer of the Company effective September 30, 1995.

(1) During the years indicated, restricted stock was not awarded and stock appreciation rights were not granted. As of December 31, 1995, Mr. Daniels held 8,000 shares of restricted stock valued at $450,000 and Dr. Watanabe held 20,000 shares of restricted stock valued at $1,125,000.

(2) The number of shares has been adjusted to reflect the two-for-one stock split effective November 15, 1995.

(3) This amount was earned under the EVA Bonus Plan for 1995 and paid in 1996. Except for Mr. Cornelius who received full payment under the Plan because of his retirement, an additional amount was earned for 1995 but not paid in 1996. The additional amount will be either paid in later years or forfeited, depending on the extent to which future annual financial performance goals under the Plan are achieved.

(4) Amounts paid in Company common stock (except for amounts paid in cash to satisfy tax withholding requirements) in February 1996 under the performance award program for the period January 1, 1994, through December 31, 1995.

(5) Company contribution to the named individual's account in the Savings
    Plan.

Stock Option Grants

  The following table provides information on options to purchase Company common stock granted in 1995 to the Named Executive Officers pursuant to the 1994 Lilly Stock Plan.

                 OPTION SHARES GRANTED IN LAST FISCAL YEAR(1)

                                    INDIVIDUAL GRANTS(2)
---------------------------------------------------------------------------------------------
                            NUMBER OF    % OF TOTAL OPTION
                           SECURITIES     SHARES GRANTED   EXERCISE OR                 GRANT DATE
                           UNDERLYING      TO EMPLOYEES    BASE PRICE   EXPIRATION      PRESENT
          NAME           OPTIONS GRANTED  IN FISCAL YEAR   PER SHARE(3)  DATE(4)        VALUE(5)
          ----           --------------- ----------------- -----------  ---------- ------------------
Randall L. Tobias.......     300,000           2.84          $46.82      10/14/05  $3,726,000
Sidney Taurel...........     150,000           1.42           46.82      10/14/05   1,863,000
August M. Watanabe,
 M.D. ..................      80,000            .76           46.82      10/14/05     993,600
Pedro P. Granadillo.....      40,000            .38           46.82      10/14/05     496,800
Mitchell E. Daniels,
 Jr.....................      25,000            .24           46.82      10/14/05     310,500
James M. Cornelius......         -0-            N/A             N/A           N/A         N/A

--------
(1) Stock appreciation rights were not granted during 1995.

(2) The number of shares and per share exercise price have been adjusted to reflect the two-for-one stock split effective November 15, 1995.

(3) Market price of the stock on the date of grant.

(4) These options will become exercisable October 16, 1998.

(5) These values were established using the Black-Scholes stock option valuation model that was modified to include dividends. Assumptions used to calculate the Grant Date Present Value of option shares granted during 1995 were:

    (a) Expected Volatility--The variance in the percent change in daily stock price during the six-month period immediately preceding each grant, which was 18.17%.

    (b) Risk Free Rate of Return--The average monthly rate for 10-year U.S. Treasury obligations during the month of grant as published in the Federal Reserve Statistical Release, which was 6.04%.

    (c) Dividend Yield--The yield calculated by dividing the annualized dividend rate of the Company's common stock in the amount of $1.37 per share (post-split) by the fair market value of the stock on the date of grant, which resulted in an assumed dividend yield of 2.93%.

    (d) Time of Exercise--The maximum exercise period for each grant at the time of the grant, which was 10 years.

Stock Option Exercises and Option Values

  The following table contains information concerning stock options exercised during 1995 and stock options unexercised at the end of 1995 with respect to the Named Executive Officers.

          AGGREGATED OPTION SHARES EXERCISED IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION VALUES(1)

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED,
                          NUMBER OF            OPTIONS AT FISCAL YEAR-    IN-THE-MONEY OPTIONS
                           SHARES                        END              AT FISCAL YEAR-END(2)
                          ACQUIRED    VALUE   ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
Randall L. Tobias.......      -0-         -0-       -0-      950,000           -0-   $22,470,000
Sidney Taurel...........      -0-         -0-   133,382      450,000    $3,249,471     9,969,700
August M. Watanabe,
 M.D....................      -0-         -0-     9,000      260,000       159,030     6,181,000
Pedro P. Granadillo.....    2,620    $ 75,223    19,100      164,000       479,700     4,076,080
Mitchell E. Daniels,
 Jr.....................      -0-         -0-    20,000      130,000       353,400     3,434,300
James M. Cornelius......   26,126     337,009   223,474          -0-     6,004,212           -0-

--------
(1) Stock appreciation rights were not exercised during 1995 and no stock appreciation rights were outstanding on December 31, 1995. The number of shares has been adjusted to reflect the two-for-one stock split effective November 15, 1995.

(2) Represents the amount by which the market price of the common stock of the Company exceeded the exercise prices of unexercised options on December 31, 1995.

Long-Term Incentive Awards

  The following table provides information on long-term performance awards granted in 1995 to the Named Executive Officers pursuant to the 1994 Lilly Stock Plan.

            LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR(1)

                                                      ESTIMATED FUTURE PAYMENTS
                                                                UNDER
                                                        NON-STOCK PRICE BASED
                                                               PLANS(3)
                                                      --------------------------
                                          PERFORMANCE
                               NUMBER OF    PERIOD                       MAXIMUM
                                 SHARES      UNTIL    THRESHOLD  TARGET     #
             NAME              AWARDED(2)   PAYOUT    # SHARES  # SHARES SHARES
             ----              ---------- ----------- --------- -------- -------
Randall L. Tobias.............   12,000     2 years     8,000    12,000  30,000
Sidney Taurel.................    6,000     2 years     4,000     6,000  16,000
August M. Watanabe, M.D. .....    4,500     2 years     3,000     4,500  13,200
Pedro P. Granadillo...........    3,000     2 years     2,200     3,000  10,400
Mitchell E. Daniels, Jr.......    2,400     2 years     1,800     2,400   8,400
James M. Cornelius............      -0-         N/A       N/A       N/A     N/A

--------
(1) The number of shares has been adjusted to reflect the two-for-one stock split effective November 15, 1995.

(2) Represents the targeted award amount payable in February 1998 if earned for the fiscal years 1996-1997 award period.

(3) Payouts are determined by the aggregate earnings per share (EPS) level for the award period. The target amount will be paid if 100% of the targeted EPS is achieved; the threshold amount will be paid if at least 96% of the targeted EPS is achieved; and the maximum amount will be paid if 113% or more of the targeted EPS is achieved. No payment will be made unless at least 96% of the targeted EPS level is achieved.

Compensation and Management Development Committee Report

  The Compensation and Management Development Committee (the "Committee") consists of four non-employee directors. The Committee regularly reviews the executive compensation policies and practices of the Company and establishes the salaries of executive officers. The Committee also administers the Deferred Compensation Plan and the Company's cash bonus plan and stock plans covering executive officers. Committee members during 1995 were Mr. Cozad (Chairperson), Mrs. Horn, Mr. Lay, and Mr. Way.

  A. Executive Compensation Policy

  The Committee's executive compensation policy is founded on principles that guide the Company in establishing all its compensation programs. The Company designs compensation programs to attract, retain, and motivate highly talented individuals at all levels of the organization. In addition, the programs are designed to be cost-effective and to treat all employees fairly. To that end, all programs, including those for executive officers, share these characteristics:

  . Compensation of Lilly employees is based on the level of job responsibility, the individual's level of performance, and Company performance. Members of senior management have a greater portion of their pay based on Company performance than other employees.

  . Compensation also reflects the value of the job in the marketplace. To retain its highly skilled work force, the Company strives to remain competitive with the pay of employers of a similar stature who compete with the Company for talent.

  . To align more closely the interest of employees with those of shareholders, the Company provides employees at all levels of the organization the opportunity for equity ownership. Employees worldwide are given the opportunity to own Company common stock through the Company's savings plans and other programs. In addition, executive officers and other key employees worldwide have the opportunity to build more substantial equity ownership through Company stock plans.

  . Compensation programs are developed and administered to foster the long-term focus required for success in the research-based pharmaceutical industry.

  The Committee believes that the Company's executive compensation program reflects the principles described above and provides executives strong incentives to maximize Company performance and therefore enhance shareholder value. The program consists of both annual and long-term components. The Committee believes that the various components of compensation should be considered collectively in order to properly assess the appropriateness of the Company's program to the attainment of its objectives.

  In establishing total compensation, the Committee considers a variety of measures of historical and projected Company performance. This review includes such measures as sales, net income, return on shareholders' equity, return on sales and assets, sales and net income per employee, total market value and total shareholder return. These data form the basis for the Committee's assessment of the overall performance and prospects of the Company that underpins the Committee's judgment in establishing total compensation ranges. In evaluating these factors the Committee does not assign relative weights or rankings to each; rather it makes a subjective determination based on a collective consideration of all such factors.

  The Committee also compares the Company's total compensation package (and, to the extent possible, the compensation of individual executive officers) with those global pharmaceutical companies of comparable size and stature to the Company that constitute the "Peer Group" for the Performance Graph on page
16. The Peer Group companies are identified in a footnote to the Performance Graph. The Committee uses the Peer Group data primarily as benchmarks to ensure that the Company's total compensation is within the broad middle range of comparative pay of the Peer Group companies. The Committee does not, however, target a specific position in the range of comparative data for each individual or for each component of compensation. Individual amounts are established in view of the comparative data and such other factors as level of responsibility, prior experience, and the Committee's subjective judgment as to individual contribution. These factors are not assigned specific mathematical weights; rather, the Committee exercises its judgment and discretion in the information it reviews and the analysis it considers.

  The Company also retains outside compensation and benefits consultants to assist in evaluating executive compensation programs. The use of independent consultants provides additional assurance that the Company's programs are reasonable and appropriate to the Company's objectives.

  B. Components of Executive Compensation

  Annual Compensation. Annual compensation for 1995 consists of two components, base salary and a cash bonus under the Eli Lilly and Company EVA Bonus Plan ("EVA Plan"). Individual base salary increases are determined primarily by individual performance. Assessment of an individual's performance includes consideration of a person's impact on financial performance as well as judgment, creativity, effectiveness in developing subordinates and a diverse organization, and contributions to improvement in the quality of the Company's products, services, and operations.

  In 1995 the Company instituted the EVA Plan, a new formula-based cash bonus plan for executives that is based on the concept of Economic Value Added ("EVA"). In basic terms, EVA is after-tax operating profit less the annual total cost of capital. Under the EVA Plan, the size of bonuses varies directly with the amount by which after-tax operating profit exceeds the cost of capital. Thus, the EVA Plan rewards executives who increase shareholder value by most effectively deploying the capital contributed by the shareholders. The EVA Plan places bonuses "at risk" in that if the Company fails to achieve the target EVA, the bonuses earned can be reduced or even be negative, resulting in a reduction of future years' bonuses. The Committee determines the participants and sets the target bonus levels prior to the beginning of the year. As to the executive officers, the Committee's intent is to set target bonuses within the broad middle range of Peer Group companies.

  Long-Term Incentives. The Company employs two forms of long-term incentives, performance awards and stock options. These incentives emphasize the long-term focus necessary for continued success in the research-based pharmaceutical business. The Company has also emphasized the importance of substantial equity ownership by individuals in leadership roles to ensure proper focus on shareholder value. Stock options and performance awards have traditionally been granted broadly and deeply within the organization, with approximately 1,800 management and professional employees including the executive officers, eligible to receive performance awards and stock options.

  Performance awards provide recipients the opportunity to earn shares of Company common stock annually if certain performance goals are achieved. The awards which are granted annually, are structured as a schedule of shares of common stock based on the Company's achievement of specific cumulative earnings-per-share ("EPS") levels over a two-year award period. Individual award size varies depending on the recipient's level of responsibility.

  Stock options are an important part of the Company's performance-based compensation. Stock options provide a strong incentive to increase shareholder value, since Company stock options have value only if the stock price increases over time. The Company's 10-year options, granted at the market price on the date of grant, ensure that management and professional employees are oriented to growth over the long term and not simply to short-term profits. In addition, the options encourage retention because they carry a three-year vesting period and, if not exercised, are forfeited if the employee leaves the Company before retirement. The size of grants to executive officers in 1995 was based primarily on the recipient's level of responsibility. The Committee also considered the size of grants to individuals in previous years and internal relativity.

  Adjustments for Extraordinary Events. The Committee also believes that employees should not be penalized by the implementation of strategic actions that are in the best long-term interest of the shareholders but reduce current earnings. Likewise, employees should not receive windfall bonuses when strategic actions result in extraordinary non-operating gains. Therefore, consistent with past practices, the Committee adjusted the financial results on which awards were determined under the 1994-95 performance awards to eliminate the effect of certain strategic actions and special charges. The adjustments were made to take into account the effect in 1994 of the acquisition of Sphinx Pharmaceuticals Corporation and PCS Health Systems, Inc., and a recall of oral antibiotics, and the effect in 1995 of the extraordinary gain resulting from the divestiture of the Medical Devices and Diagnostics Division.

  Deductibility Cap on Executive Compensation. Federal income tax law disallows corporate deductibility for certain compensation paid in excess of $1 million to the chief executive officer and the four other most highly paid executive officers. "Performance-based compensation," as defined in the tax law, is not subject to the deductibility limitation provided certain shareholder approval and other requirements are met. Stock option and performance award compensation under the Stock Plan qualifies as "performance-based compensation," and therefore is fully deductible. The Committee decided, however, to not qualify the EVA Plan, since to do so would have limited the Committee's flexibility in the administration of the Plan. Further, because certain executive officers deferred receipt of their bonuses, the loss of deductibility, if any, with respect to the EVA Plan for 1995 and 1996 is expected to be minimal. The Committee will continue to review the Company's executive compensation plans periodically to determine what changes if any should be made as the result of the limitation on deductibility.

  C. Chief Executive Officer Compensation

  The compensation of Randall L. Tobias, Chairman of the Board and Chief Executive Officer, consists of the same components as for other senior executives, namely base salary, EVA bonus, performance awards, and stock options.

  In establishing Mr. Tobias' compensation package for 1995, the Committee reviewed the Company's performance relative to the Peer Group companies. The review was based on a number of factors including sales, earnings, return on sales and assets, return on equity and total shareholder return. The Committee did not assign relative weights or rankings to these factors but rather made a subjective determination based on a consideration of all such factors collectively. In addition, the Committee took note of the significant strategic actions and financial restructuring initiated by Mr. Tobias to increase the Company's competitiveness.

  Mr. Tobias' base salary for 1995 was $984,000, the same level as 1994. This salary was within the middle range of Peer Group CEO's. The Committee viewed Mr. Tobias' contributions to the Company very positively and felt an overall compensation increase was warranted; however, the Committee believed it appropriate to deliver the increase through performance incentives by increasing Mr. Tobias' target EVA bonus and the number of shares underlying stock options in lieu of a salary increase.

  The 1995 EVA Plan bonus target for Mr. Tobias was set at $850,000, an increase over the 1994 target of $834,000 under the prior cash bonus plan. The increase was consistent with the goal of placing a greater proportion of Mr. Tobias' pay "at risk." In setting the target, the Committee also considered that the EVA Plan carries a more significant downside risk than the prior plan in the event performance does not meet expectations. The bonus was also targeted to be within the broad middle range relative to other CEO's of Peer Group companies.

  In October 1995 the Committee provided Mr. Tobias a performance award to be earned over the two-year award period 1996-97. If earnings per share performance targets are achieved, the award will pay out 12,000* shares of the Company's common stock in 1998. In determining the size of the award, the Committee considered Mr. Tobias' level of responsibility and internal relativity. The target number of shares decreased from prior years' awards in light of the substantial increase in the market price of Lilly stock during 1995.

  In October 1995 the Committee also granted Mr. Tobias an option to purchase 300,000* shares of the Company's common stock at $46.82* per share, the market price of the stock on the date of the grant. In determining the size of the grant, the Committee considered Mr. Tobias' strong leadership in initiating strategic and financial actions designed to better position the Company for long-term growth. The Committee also took note of the number of option shares previously granted to Mr. Tobias. The Committee believed the larger stock option grant was appropriate in lieu of a base salary increase since it more closely aligns Mr. Tobias' total compensation with the strategic initiatives he implemented and, ultimately, the interests of shareholders.

--------
*Adjusted to reflect the two-for-one stock split in November, 1995.

               Compensation and Management Development Committee

                          James W. Cozad, Chairperson

    Karen N. Horn, Ph.D.     Kenneth L. Lay, Ph.D.         Alva O. Way

COMPENSATION COMMITTEE INTERLOCKS

  Mr. Randall L. Tobias served on the Compensation Committee of the Board of Directors of Kimberly-Clark Corporation during 1995, during which time Mrs. Kathi P. Seifert, Group President of Kimberly-Clark Corporation, served on the Board of Directors of the Company.

PERFORMANCE GRAPH

  The following performance graph compares the cumulative total shareholder return on the Company's common stock with Standard & Poor's 500 Stock Index and the Peer Group* for the years 1991 through 1995. The graph is constructed on the assumption that $100 was invested on December 31, 1990, in each of the Company's common stock, the S&P 500 Stock Index, and the Peer Group common stock.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN**
               AMONG LILLY, S&P 500 STOCK INDEX, AND PEER GROUP

                             [GRAPH APPEARS HERE]


                                FISCAL YEARS ENDED DECEMBER 31

                           1990   1991   1992   1993   1994   1995
                           ----   ----   ----   ----   ----   ----
        Lilly ...........  $100   $117   $ 88   $ 90   $104   $184
        S&P 500 .........   100    130    140    154    156    215
        Peer Group ......   100    166    137    125    140    220

--------
 * The Peer Group has been constructed by the Company as the industry index for purposes of the performance graph. This Peer Group, which consists of 9 companies in the pharmaceutical industry, consists of the same companies used by the Company to compare compensation of executive officers. The companies included in the Peer Group are Abbott Laboratories; American Home Products Corporation; Bristol-Myers Squibb Company; Glaxo Holdings p.l.c.; Merck & Co.; Pfizer, Inc.; Pharmacia & Upjohn, Inc.; SmithKline Beecham p.l.c.; and Warner-Lambert Company. The Upjohn Company was replaced as a member of the Peer Group by Pharmacia & Upjohn, Inc. as a result of the merger in 1995 of The Upjohn Company and Pharmacia AB.
**Total return assumes reinvestment of dividends.

RETIREMENT PLAN

                              PENSION PLAN TABLE

                                                  YEARS OF SERVICE
                         -------------------------------------------------------------------
     AVERAGE ANNUAL
   EARNINGS (HIGHEST
  5 OF LAST 10 YEARS)       15       20       25        30        35        40        45
  -------------------    -------- -------- --------- --------- --------- --------- ---------
 $  500,000............. $102,460 $136,560 $ 170,710 $ 204,865 $ 239,020 $ 239,020 $ 243,285
    750,000.............  155,095  206,775   258,510   310,190   361,870   361,870   364,960
  1,000,000.............  207,785  276,990   346,225   415,515   484,775   484,775   486,630
  1,250,000.............  260,420  347,210   434,050   520,840   607,630   607,630   608,245
  1,500,000.............  313,110  417,425   521,795   626,165   730,535   730,535   730,535
  1,750,000.............  365,745  487,640   609,595   731,490   853,385   853,385   853,385
  2,000,000.............  418,435  557,860   697,335   836,815   976,295   976,295   976,295
  2,250,000.............  471,070  628,075   785,135   942,140 1,099,145 1,099,145 1,099,145
  2,500,000.............  523,760  698,290   872,880 1,047,465 1,222,055 1,222,055 1,222,055
  2,750,000.............  576,395  768,510   960,680 1,152,790 1,344,905 1,344,905 1,344,905
  3,000,000.............  629,085  838,725 1,048,420 1,258,115 1,467,815 1,467,815 1,467,815

  The Pension Plan Table sets forth a range of annual retirement benefits for graduated levels of average annual earnings (consisting of Salary, Bonus, and Long-Term Incentive Plan Payouts as set forth in the Summary Compensation Table on page 9) and years of service for the life of a retired employee, assuming retirement at age 65 with a 50% survivor income benefit. The amounts shown in the table are not subject to deduction for social security benefits.

  The years of service credited to the Named Executive Officers are Mr. Tobias, 17 years; Mr. Taurel, 24 years; Dr. Watanabe, 6 years; Mr. Granadillo, 26 years; Mr. Daniels, 5 years; and Mr. Cornelius, 28 years.

  Section 415 of the Internal Revenue Code ("Code") generally places a limit of $120,000 on the amount of annual pension benefits that may be paid at age 65 from a plan such as the Company's Retirement Plan. The Code also places a $9,500 limit, subject to adjustment by the Internal Revenue Service, on annual contributions by an employee to the Company's Savings Plan and, in addition, imposes a combined limitation when an employee is covered by both types of plans. Under an unfunded plan adopted in 1975, however, the Company will make payments as permitted by the Code to any employee who is a participant in the Retirement Plan or the Savings Plan in an amount equal to the difference, if any, between the benefits that would have been payable under such plans without regard to the limitations imposed by the Code and the actual benefits payable under such plans as so limited.

CHANGE-IN-CONTROL SEVERANCE PAY ARRANGEMENTS

  The Company has adopted a change-in-control severance pay program ("Program") covering most employees of the Company and its subsidiaries, including the Company's executive officers. In general, the Program would provide severance payments and benefits to eligible employees and executive officers in the event of their termination of employment under certain circumstances within fixed periods of time following a change in control. A "change-in-control" would occur if 20% or more of the Company's voting stock were acquired by an entity other than the Company, a subsidiary, an employee benefit plan of the Company, or Lilly Endowment, Inc. There are additional conditions that could result in a change-in-control event. The Program would not be subject to amendment by the Board, whether prior to or following a change-in-control, in any manner adverse to a participant without his or her prior written consent.

  Under the portion of the Program covering the Named Executive Officers, each would be entitled to severance payments and benefits in the event that his or her employment is terminated following a change-in-control (i) without "cause" by the Company; (ii) for "good reason" by the executive officer, each as is defined in the Program; or (iii) for a limited period of time, for any reason by the executive officer. In such case, the executive officer would be entitled to a severance payment equal to three times his or her current annual cash compensation. Additional benefits would include a pension supplement and full and immediate vesting of all stock options and other equity incentives. In the event that any payments made in connection with the change-in-control would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code as a result of the aggregate compensation payments and benefits made to the individual, under the Program or otherwise, in connection with a change-in-control, the Company is obligated to make whole the individual with respect to such excise tax.

              2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION
        TO INCREASE AUTHORIZED COMMON STOCK AND REVISE OTHER PROVISIONS

  The Board of Directors has unanimously approved certain amendments to the Company's Articles of Incorporation and recommends that the shareholders approve them by voting in favor of Proposal No. 2. The amendments are summarized below and include changes to certain provisions of the Articles which would, among other things, (i) increase the authorized common stock,
(ii) revise the indemnification provisions, (iii) authorize the Board of Directors to determine the voting rights, if any, of future series of preferred stock, (iv) broaden and simplify the statement of the Company's purposes and (v) make other changes to conform generally with the provisions of the Indiana Business Corporation Law ("IBCL"). The following summaries are qualified in their entirety by reference to the existing Articles of Incorporation of the Company, a copy of which is attached as Exhibit A to this Proxy Statement (the "current Articles"), and the revised Articles of Incorporation which contains the proposed amendments, a copy of which is attached as Exhibit B to this Proxy Statement (the "proposed Articles").

  A. Increase Authorized Common Stock

  The Board of Directors has recommended amendment of the Articles of Incorporation to increase authorized common stock from 800,000,000 shares to 1,600,000,000 shares (proposed Article 4). The presently authorized capital stock of the Company is 800,000,000 shares of common stock and 5,000,000 shares of preferred stock (current Article 5).

  On October 16, 1995, the Company authorized a two-for-one stock split to be effected in the form of a 100% stock dividend. The stock dividend was paid on December 20, 1995 to shareholders of record on November 15, 1995. As a result of that action, the number of authorized but unissued shares of common stock available to the Company for future use was reduced significantly. As of December 31, 1995, there were 550,752,560 shares of common stock issued and outstanding and an additional 53,847,155 shares of common stock reserved for issuance under the Company's stock plans and in connection with convertible securities issued pursuant to acquisitions. None of the preferred stock is outstanding.

  The proposed increase in the number of shares of authorized common stock will insure that shares will be available, if needed, for issuance in connection with stock splits, stock dividends, acquisitions, and other corporate purposes. The Board of Directors believes that the availability of the additional shares for such purposes without delay or the necessity for a special shareholders' meeting would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments, or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendments.

  No further action or authorization by the Company's shareholders would be necessary prior to the issuance of the additional shares of common stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed.

  The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

  As stated above, the Company has no immediate plans, arrangements, commitments, or understandings with respect to the issuance of any additional shares of common stock which would be authorized by the proposed amendments. However, the increased authorized shares could be used to make a takeover attempt more difficult such as by using the shares to make a counter-offer for the shares of the bidder or by selling shares to dilute the voting power of the bidder. As of this date, the Board is unaware of any effort to accumulate the Company's shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

  The current Articles contain certain other provisions that may be viewed as having possible anti-takeover effects. Under these provisions the Company's Board of Directors is divided into three classes, with approximately one-third of the members of the Board nominated for election each year. Thus, two Annual Meetings are necessary for a majority shareholder to replace a majority of incumbent directors. In addition, directors may be removed only for cause and only upon the affirmative vote of the holders of 80% of the outstanding voting power of the Company. The current Articles further provide that, in certain situations, the affirmative vote of the holders of 80% of the Company's outstanding voting power is required to approve certain business transactions (such as mergers or sales of assets) involving another entity which beneficially owns 5% or more of the voting power of the Company. The current Articles also provide that the Board, when evaluating such transactions, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Company and its shareholders, give due consideration to all relevant factors including the social and economic effects on employees, customers, suppliers, and other constituents of the Company and on the communities in which the Company operates or is located.

  On July 18, 1988, the Company adopted a Shareholder Rights Plan. Under the terms of the Plan, all shareholders of common stock received, for each share owned, a preferred stock purchase right entitling them to purchase from the Company one four-hundredth of a share of Series A Participating Preferred Stock at an exercise price of $81.25. The rights are not exercisable until after the date on which the Company's right to redeem has expired. The Company may redeem the rights for $.0025 per right up to and including the tenth business day after the date of a public announcement that a person (the "Acquiring Person") has acquired ownership of stock having 20% or more of the Company's general voting power (the "Stock Acquisition Date"). The Plan provides that if the Company is acquired in a business combination transaction at any time after a Stock Acquisition Date, generally each holder of a right will be entitled to purchase at the exercise price a number of the acquiring company's shares having a market value of twice the exercise price. The Plan also provides that in the event of certain other business combinations, certain self-dealing transactions, or the acquisition by a person of stock having 25% or more of the Company's general voting power, generally each holder of a right will be entitled to purchase at the exercise price a number of shares of the Company's common stock having a market value of twice the exercise price. Any rights beneficially owned by an Acquiring Person shall not be entitled to the benefit of the adjustments with respect to the number of shares described above. The rights will expire on July 28, 1998, unless redeemed earlier by the Company.

  The Company also has 5,000,000 shares of authorized preferred stock which have not been issued. A total of 1,400,000 shares of the preferred stock have been designated as Series A Participating Preferred Stock and reserved for issuance pursuant to the Shareholder Rights Plan discussed above. The Board (subject to applicable law or rules of regulatory agencies and requirements of stock exchanges) has the power to issue the existing preferred stock without further shareholder approval, with such rights as the Board deems advisable, including conversion rights, redemption rights, and liquidation rights. While the existing preferred stock may not be given voting rights other than the right to vote in the cases of certain dividend arrearage and certain fundamental changes in the rights of the holders of existing preferred stock, the stock could be issued to deter a takeover by establishing the terms of the existing preferred stock so as to make the takeover substantially more expensive. See "Authorization of Preferred Stock" below for a description of
(i) a proposed amendment to the current Articles which would give the Board the ability to issue preferred stock with general voting rights and (ii) certain other provisions which may be viewed as having possible anti-takeover effects.

  B. Revised Indemnification Provisions

  The Board of Directors has recommended amendment to the Articles of Incorporation which would require the Company to indemnify directors, officers and employees of the Company to the fullest extent permitted by Indiana law now or hereinafter in effect (proposed Article 11).

  The IBCL currently provides, among other things, that, unless limited by its articles of incorporation, a corporation shall indemnify against reasonable expenses any director or officer who is wholly successful, on the merits or otherwise, in defense of any proceeding to which the director or officer was a party as a result of being or having been a director or officer. The IBCL also permits a corporation to indemnify directors, officers, employees and agents against liability to pay a judgment, settlement, penalty, fine or expenses incurred in connection with any threatened, pending or completed action or proceeding in respect of any action taken by a director, officer, employee or agent in their official capacity if (1) the individual's conduct was in good faith, and (2) the individual reasonably believed (a) in the case of conduct in the individual's official capacity with the corporation, that the individual's conduct was in its best interests, and (b) in all other cases, that the individual's conduct was at least not opposed to its best interests, and (3) in the case of any criminal proceeding, the individual either (a) had reasonable cause to believe the individual's conduct was lawful, or (b) had no reasonable cause to believe the individual's conduct was unlawful. The board of directors (acting through a quorum of disinterested directors or a special committee of two or more disinterested directors) or special legal counsel or the shareholders may authorize indemnification in the specific case after a determination is made that indemnification is permissible because such standards have been satisfied. The IBCL also permits a corporation to pay for or reimburse the reasonable expenses incurred by an officer, director, employee or agent in advance of final disposition of the proceeding if the individual furnishes the corporation with a written affirmation of the individual's good faith belief that the individual has met the standard of conduct described above, the individual furnishes the corporation with a written undertaking to repay the advance if it is ultimately determined that the individual did not meet such standard of conduct and if the board of directors (or special legal counsel or the shareholders) determines that indemnification is not precluded under the IBCL. In appropriate circumstances, the Company could determine to provide for advancement of expenses at any time after a proceeding is threatened, pending or completed. The indemnification and advancement of expenses provisions of the IBCL are applicable to all claims, including claims for monetary damages and equitable relief, as well as claims on behalf of a corporation, such as shareholder derivative suits.

  The amendment provides that the Company shall, to the fullest extent permitted by applicable law now or hereinafter in effect, indemnify any director, officer or employee of the Company against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action or proceeding in respect of any action taken by a director, officer or employee in such capacity. The amendment states, however, that, except to the extent provided in the Company's By-Laws or in an individual agreement, no indemnification will be available under the Articles for proceedings which were commenced by the person seeking indemnification.

  The amendment further provides that the Company may establish supplemental provisions in its By-Laws or in individual agreements concerning, among other things, determination of eligible persons to indemnification, advancement of expenses and the effect of a change in control of the Company. Following approval by shareholders of these proposed amendments and the effectiveness of the revised Articles, the Company intends to amend its By-Laws to specify the procedures applicable to indemnification and advancement of expenses.

  In addition, the amendment provides that the Company shall provide indemnification to the fullest extent permitted by applicable law now or hereinafter in effect. As such, the circumstances under which the Company may be required or permitted to provide indemnification may in the future be broader than that presently provided by the IBCL and the Articles as it exists now or as it is proposed to be amended.

  Certain aspects of the indemnification provisions in the current Articles are inconsistent with the indemnification provisions of the IBCL. For example, the standard of conduct for indemnification contained in the current Articles does not distinguish instances in which conduct is taken in an official capacity (as an officer, director or employee) from non-official conduct. In addition, the methods by which the Company may elect to provide indemnification to a person who is not wholly successful do not include action by a committee of disinterested directors. The amendment would eliminate these inconsistencies.

  The indemnification provisions of the Company's Articles apply to and may benefit the existing directors of the Company and, as such, the directors have a personal interest in the adoption of the amendment. If shareholders approve the amendment, the Company believes that shareholders would be estopped from claiming that indemnification provided in accordance with the amendment and Indiana law is incorrectly provided, although shareholders would not be barred from challenging any particular indemnification as being provided in violation of the amendment and Indiana law. The Company maintains directors' and officers' liability insurance which may offset part of the costs involved in any indemnification claim, and the Company presently intends to continue such coverage in the future, subject to availability at a reasonable cost. To the extent obligations under these provisions exceed any proceeds of insurance (or if such coverage is discontinued or not applicable), any such indemnification payments made by the Company may have an adverse effect upon its assets and equity. Since the indemnification provisions relate to actions occurring while a person serves as a director, officer or employee of the Company, the Company may provide, or may be required to provide, indemnification if the appropriate standards are satisfied even though at the time the indemnification is sought such person no longer serves the Company in such a position. Similarly, the Company intends that indemnification pursuant to the provisions of the amendment may be provided if the appropriate standards are satisfied with respect to any proceeding occurring after adoption of the amendment. In addition, adoption of the amendment may result in a reduced likelihood of derivative litigation and may discourage initiation of actions against persons who may be entitled to indemnification which may be in the Company or the shareholders' best interests, to the extent the proceeds of such litigation, if any, are viewed to be an obligation of the Company. The Company notes, however, that such a result is presently possible to the extent the Company's current indemnification provisions are viewed in such a fashion.

  The Board of Directors believes that the proposed amendment is in the best interests of the Company and its shareholders. In recent years, there has been an increase in the number and amount of claims brought against directors and officers of corporations. Although no director of the Company has threatened to resign and, to the best of the Company's knowledge, no qualified person has refused to serve on the Company's Board of Directors because of the threat of personal liability, the Board of Directors believes that adoption of the proposed amendment would enhance the ability of the Company to attract and retain highly qualified directors in the future. In addition, threat of personal liability may have an adverse effect on the decision-making process of directors, officers and employees of the Company. The proposed indemnification clause may also encourage such persons to make entrepreneurial decisions which they believe to be in the best interest of the Company with less threat of personal liability for monetary damages for breach of fiduciary duty.

  C. Authorization of Preferred Stock

  The Board of Directors has recommended amending the provisions of its current Articles authorizing the issuance of up to 5,000,000 shares of preferred stock (current Articles 6 and 7) with a provision that would permit the Board of Directors to determine the voting rights of any future series of preferred stock. The amendment would not increase the authorized shares of preferred stock which would remain at 5,000,000 shares. A total of 1,400,000 shares of preferred stock out of the 5,000,000 shares authorized have already been designated as Series A Participating Preferred Stock and are reserved for issuance pursuant to the Shareholder Rights Plan (Article 14 remains unchanged).

  Prior to the adoption of the IBCL in 1986, Indiana law required that voting rights of all classes of shares of a corporation be specified in its articles of incorporation. All other relative rights, preferences and limitations of classes of preferred or special shares, if so provided in the articles of incorporation, could be determined by the board of directors without further action by the shareholders. The IBCL, however, permits corporations to authorize a board of directors to determine the preferences, limitations and relative voting and other rights of a class or series of authorized shares without further shareholder action. The amendment would permit the Board of Directors to designate such matters for any future series of preferred stock. The rights of the Series A Participating Preferred Stock would remain unchanged.

  Under current Article 7(b), holders of preferred stock would be entitled to vote as a class for the election of two directors in the event the Company fails for six quarters to pay the fixed, minimum or other dividend payable with respect to such shares. In addition, holders of existing preferred stock would not be entitled to vote in any other matter, including questions of merger, consolidation and the sale of all or substantially all of the assets of the Company. Proposed Article 7 provides that the Board has the right to determine whether preferred stock has voting rights and, if so, the terms of such voting rights, which may be general or limited and may include the right, under specified circumstances, to elect additional directors.

  The Board of Directors recommends the amendment to the preferred stock provisions to increase the Company's financial flexibility. The Board believes that the complexity of modern business financing and acquisition transactions requires greater flexibility in the Company's capital structure than now exists. The preferred stock would be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations, and issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or properties. No further action or authorization by the Company's shareholders would be necessary prior to the issuance of the shares of preferred stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed. The Company does not have any immediate plans, agreements, understandings or arrangements which would result in the issuance of any shares of preferred stock. As stated above, a total of 1,400,000 shares of preferred stock have been designated as Series A Participating Preferred Stock and reserved for issuance pursuant to the Shareholder Rights Plan. These shares would remain unchanged leaving 3,600,000 shares of preferred stock available for issuance.

  It is not possible to state the precise effect of the amendment upon the rights of holders of common stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of any future series of preferred stock. However, such effects might include a dilution of the voting power of the common stock to the extent that such preferred stock has voting rights.

  The amendment may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Issuances of authorized preferred shares can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of the company more difficult or more costly. Such an issuance could be used to discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders. As stated above the Board is unaware of any effort to accumulate the Company's shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. See "Increase Authorized Common Stock" above for a description of certain other provisions which may be viewed as having possible anti-takeover effects.

  D. Simplify and Broaden the Company's Purposes

  The Board of Directors has recommended amendment of the Articles of Incorporation to simplify and broaden the statement of the Company's purposes set forth in the Articles of Incorporation by replacing the present and lengthy detailed enumeration in current Article 2 with a brief statement, as permitted by the IBCL, to the effect that the Company may engage in any lawful act or activity for which corporations may be organized under the IBCL (proposed Article 2). This approach to the statutory requirement for a statement of corporate purposes has become common in recent years and would permit the Company to engage in business activities in the future without the necessity of detailed legal analysis of clauses written decades ago.

  E. Other Changes

  The Board of Directors has also recommended amendments to remove certain provisions in the Articles which are obsolete and, under Indiana law, are no longer required to be contained in the Company's Articles including, among others, the name and address of the registered agent of the Company (current
Article 4), the minimum stated capital of the Company (current Article 8) and the names and addresses of the directors and selected officers of the Company (current Articles 10 and 11). In addition, the Board of Directors has recommended removal of certain other provisions in the Articles including those relating to the designation of committees of the Board, the establishment of stock plans for officers and employees of the Company and the sale of assets (portions of current Article 12(a)), the setting up of reserves (portions of current Article 12(b)) and the determination of the location of shareholder or director meetings (current Article 12(f)). The Company retains the power to take any of these actions based on the authority granted to corporations under IBCL and provisions in the By-Laws of the Company. The Board of Directors has also recommended the deletion of provisions in the Articles regarding preemptive rights (current Article 12(c)), certain conflict of interest transactions (current Article 12(d)) and the approval of contracts, transactions or acts by shareholders (current Article 12(e)) inasmuch as, absent the articles of a corporation providing to the contrary, such matters are dictated by the IBCL which contains provisions substantially similar to those contained in the existing Articles. Finally, the Board of Directors has recommended amendment of the Articles of Incorporation to reorder and revise provisions relating to the repurchase and sale of its own stock (proposed Article 5), the right to pay dividends (proposed Article 8) and the ability to amend its By-Laws (proposed Article 10) and Articles of Incorporation (proposed Article 12). Each of these provisions in the proposed Articles replaces a provision to the same effect in the current Articles.

  Articles 1, 9, 13 and 14 of the proposed Articles remain unchanged from the current Articles.

  Approval of a majority of the Company's outstanding shares of common stock is required for adoption of the proposal to amend the Articles of Incorporation. If the proposal is adopted, the amendments will become effective upon the requisite filing under the IBCL. Abstentions from voting on the amendment and broker non-votes (i.e. shares held by brokers or nominees which are represented at a meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will have the practical effect of voting against the amendment since the affirmative vote of a majority of the Company's outstanding shares of common stock is required for adoption of the proposal. If not otherwise specified, properly executed proxies will be voted in favor of the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THESE AMENDMENTS TO THE ARTICLES OF INCORPORATION.

      3. PROPOSAL TO RATIFY APPOINTMENT OF PRINCIPAL INDEPENDENT AUDITORS

  The Board of Directors, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP as principal independent auditors for the Company for the year 1996. In accordance with the By-laws of the Company, this appointment will be submitted to the shareholders for ratification. Ernst & Young LLP served as the principal independent auditors for the Company in 1995. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions. Those representatives will have the opportunity to make a statement if they desire to do so.

  Ratification of this appointment requires that the number of votes cast in favor of ratification exceed the number of votes cast opposing ratification. Only votes cast for or against ratification will be counted, except that the accompanying proxy will be voted in favor of ratification in the absence of instructions to the contrary. Abstentions and broker non-votes will not change the number of votes cast for or against the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS PRINCIPAL INDEPENDENT AUDITORS FOR THE YEAR 1996.

           4. SHAREHOLDER PROPOSAL TO FORM A COMMITTEE ON RESEARCH:
                            REPORT TO SHAREHOLDERS

  Mr. Timothy D. Williams, 5575 Joyceann Drive, Dayton, Ohio 45415, the owner of 100 shares of common stock, has given notice that he intends to present for action the following proposal at the Annual Meeting.

  Approval of this proposal requires that the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Only votes cast for or against the proposal will be counted, except that the accompanying proxy will be voted against the proposal in the absence of instructions to the contrary. Abstentions and broker non-votes will not change the number of votes cast for and against the proposal.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL. IF NOT OTHERWISE SPECIFIED, PROPERLY EXECUTED PROXIES WILL BE VOTED AGAINST THE PROPOSAL.

Shareholder Proposal

  Whereas, Eli Lilly and Company manufactures health care products.

  Whereas, the development and testing of some of these products may require the use of human fetal tissue.

  Whereas, elective abortions provide a major source of human fetal tissue used for testing, research, and experimentation purposes.

  Whereas, alternatives to the use of human fetal tissue obtained from elective abortions are available.

  Whereas, elective abortion is a deeply divisive and highly politicized issue.

  Whereas, many company shareholders, employees, and customers hold strong moral objections to the use of human fetal tissue obtained from elective abortions for testing, research, and experimentation purposes.

  Resolved, the shareholders request the Board of Directors of the company to form a committee. The purpose of this committee would be to study ways to eliminate the use of human fetal tissue obtained from elective abortions in the development and testing of the company's products. The committee would report its finding to the Board of Directors no later than November 1, 1996. This report, excluding any proprietary information, should then be made available to all shareholders.

              STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL

  The Company has in place an appropriate policy and follows practices that address the issues raised by the proposal. Therefore, the Board of Directors recommends that shareholders vote against it.

  The proposal requests that the Board form a committee to study ways to eliminate the use in research of human fetal tissue obtained from elective abortions. It does not oppose the use of fetal tissue in research, per se, nor does it recommend that the Company discontinue research projects that involve human fetal tissue. It requests only that the Board take steps in an effort to eventually eliminate the use of such tissue in research.

  The Company has already taken action to minimize the use of human fetal tissue in research. The Company's policy on the subject is actually broader than the concerns raised by the shareholder in his statement in support of the proposal. It is the Company's policy to avoid the use of human fetal tissue, regardless of its origin, when alternatives are scientifically appropriate. However, because the mission of the Company involves the discovery and development of innovative pharmaceutical products to save and improve the quality of human life, fulfillment of that mission necessarily requires the use of biological systems in research.

  The Company's policy was developed by a committee appointed by management in late 1992. It is responsive to the sensitivities of certain shareholders, employees, and others who may be opposed to the use of such tissue, without limiting the Company's ability to create life-saving medicines. It discourages the use of human fetal tissue and encourages a consideration of alternatives.

  However, the policy also recognizes the value of the Company's mission of discovering and developing innovative, life-saving medicines. That mission is underpinned by the Company's research programs. People who suffer from the various debilitating conditions being addressed by Company scientists, such as Alzheimer's disease, schizophrenia, stroke and various forms of cancer want our research scientists to be fully committed to the search for treatments. In that regard, they rely on our scientists to use every available resource to unlock the secrets of such diseases. Success in those efforts serves many interests, including those of patients whose lives have been devastated by disease and family members who must bear the emotional and financial burden associated with the patient's condition. That success also serves our shareholders, who participate in both the financial rewards and the satisfaction associated with Company discoveries that save and improve the quality of human life.

  FOR THOSE REASONS, THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

                               5. OTHER MATTERS

  As of the date of this Proxy Statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those described in this Proxy Statement. If any other matters properly come before the meeting, the accompanying proxy confers discretionary authority with respect to those matters, and the persons named in the accompanying form of proxy intend to vote that proxy to the extent entitled in accordance with their best judgment.

  All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies primarily by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by telegraph, or by mail. The Company may retain D. F. King & Co., Inc., to assist in the solicitation of proxies. If retained, the firm will solicit proxies by personal interview, telephone, telegraph, and mail. It is anticipated that the fee for those services will not exceed $18,000 plus reimbursement of customary out-of-pocket expenses.

  The Corporation Trust Company has been retained to receive and tabulate proxies and to provide representatives to act as inspectors of election for the Annual Meeting.

  Under the federal securities laws, Company directors, executive officers, and 10% shareholders are required to report to the Securities and Exchange Commission, by specific due dates, transactions and holdings in the Company's common stock. The Company believes that during 1995 all these filing requirements were satisfied, except that one report of Mr. P. P. Granadillo, an executive officer, reporting gifts of stock to his children was filed 17 business days late, and one report of Mr. R. W. Dollens, a former executive officer, reporting a sale of stock after he was no longer a Company employee was filed 20 business days late.

SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  The date by which shareholder proposals must be received by the Company for inclusion in the proxy materials relating to the 1997 Annual Meeting of Shareholders is November 4, 1996.

                                          By order of the Board of Directors,

                                          Daniel P. Carmichael
                                          Secretary

March 4, 1996

                                                                      EXHIBIT A

CURRENT ARTICLES OF INCORPORATION

                             ELI LILLY AND COMPANY
                           (AN INDIANA CORPORATION)

                       AMENDED ARTICLES OF INCORPORATION

1. The name of the Corporation shall be

                             ELI LILLY AND COMPANY

2. The purposes for which it is formed are as follows:

  (a) To manufacture and sell medical, chemical, pharmaceutical, animal, biological, agricultural, and industrial products and preparations of every kind.

  (b) To manufacture and sell beverages, foods, and food products, including beverages and food for infants, invalids, convalescents, and others.

  (c) To manufacture and sell capsules, gelatin products, and containers of all kinds.

  (d) To manufacture and sell commodities, merchandise, and products of every description.

  (e) To engage in all lines of medical, chemical, pharmaceutical, biological, agricultural, and industrial research.

  (f) To subscribe for, purchase, or otherwise acquire, underwrite, obtain an interest in, own, hold, pledge, hypothecate, mortgage, assign, deposit, create trusts with respect to, sell, exchange, or otherwise dispose of and generally deal in and with securities of every kind and description of any government, state, territory, district, municipality, or other political or governmental division or subdivision, body politic, corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization, or other entity, located in or organized under the laws of any part of the world, including (without limiting the generality of the foregoing) stocks, shares, voting trust certificates, bonds, mortgages, debentures, notes, land trust certificates, warrants, rights, scrip, commercial paper, choses in action, contracts, evidences of indebtedness, certificates of interest, or other securities of any nature howsoever evidenced; to acquire or become interested in any such securities by original subscription, underwriting, participation in syndicates or otherwise and irrespective of whether or not such securities are fully paid or subject to further payments or assessments; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any such securities, including the right to vote thereon and otherwise act with respect thereto, and to promote, manage, participate in and act as agent for any underwriting, purchase or selling syndicate or group and otherwise to take part in and assist, in any legal manner, by guaranty or otherwise, the purchase, sale or distribution of any such securities.

  (g) To promote, finance, aid and assist, financially or otherwise, any body politic, corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization or other entity, located in or organized under the laws of any part of the world, any stock, share, voting trust certificate, bond, mortgage, debenture, note, land trust certificate, warrant, right, scrip, commercial paper, chose in action, contract, evidence of indebtedness, certificate of interest or other security of any nature (howsoever evidenced) of which is held directly or indirectly by or for the Corporation, or in the business, financing or welfare of which the Corporation shall have any interest; and in connection therewith to guarantee or become surety for the performance of any undertaking or obligation of any such entity, and to guarantee by endorsement or otherwise the payment of the principal of or interest or dividends on any such security of any such entity.

  (h) To promote, institute, enter into, conduct, perform, assist or participate in every kind of commercial, mercantile, manufacturing, mining, agricultural, transportation or industrial enterprise, business, work, contract, undertaking, venture or operation in any part of the world; and for any such purpose to purchase, lease or otherwise acquire, take over, hold, sell, liquidate or otherwise dispose of the business and properties, of every kind, of corporations, associations, partnerships, firms, trustees, syndicates, individuals, combinations, organizations and other entities located in or organized under the laws of any part of the world; to continue, alter, extend and develop their business, assume their liabilities, guarantee or become surety for the performance of their obligations, reorganize their capital and participate in any way in their affairs; and to take over as a going concern and to continue in its own name any business so acquired.

  (i) To apply for, obtain, register, purchase, lease, or otherwise acquire, hold, own, use, operate, introduce, develop or control, sell, assign, or otherwise dispose of, take or grant licenses or other rights with respect to, and in any and all ways to exploit or turn to account, inventions, improvements, processes, copyrights, patents, trade marks, formulae, trade names and distinctive marks, and similar rights of any and all kinds, and whether granted, registered or established by or under the laws of the United States or of any state thereof, or of any other country or place.

  (j) For any purpose and upon any terms, to borrow or raise money and to issue, draw, make, accept, endorse, guarantee, sell and dispose of bonds, debentures, notes, drafts, bills of exchange, warrants, certificates of indebtedness, certificates of interest and other obligations and securities of the Corporation, secured or unsecured and howsoever evidenced, and as security therefor to mortgage, pledge, convey, assign in trust or grant any charge or impose any lien upon all or any part of the real or personal property, rights, interests or franchises of the Corporation, whether owned by it at the time or thereafter acquired.

  (k) To lend money with or without security.

  (l) To pay for any property, rights or interests acquired by the Corporation in cash or other property, rights or interests held by the Corporation, or by issuing and delivering in exchange therefor its own property, shares of stock, warrants, bonds, debentures, notes, certificates of indebtedness or other obligations or securities, howsoever evidenced.

  (m) To purchase, hold, cancel, reissue, sell, resell and transfer its own bonds, debentures, warrants, rights, scrip or other obligations or securities of any nature howsoever evidenced and to acquire, by purchase or otherwise, shares of its own stock and to hold, own, pledge, transfer or otherwise dispose of the same; provided, that no purchase shall be made, either directly or indirectly, except to the extent permitted by applicable law.

  (n) To carry on all or any part of its business, objects or purposes as principal, factor, agent, partner, joint venturer, contractor, trustee or otherwise, either alone or associated with any corporation, association, partnership, firm, trustee, syndicate, individual, combination, organization or entity, in any part of the world.

  (o) In carrying on its business and for the purpose of furthering its objects and purposes, to enter into and perform agreements and contracts of any nature.

  (p) To conduct its business in any and all branches thereof, so far as permitted by law, and to maintain one or more offices and agencies, and to hold, purchase, mortgage, convey and otherwise deal in and with real and personal property, in each case in any part of the world out of as well as within the State of Indiana.

  (q) To exercise any and all powers and privileges which it might now or hereafter be lawful for any corporation to exercise under and in pursuance of The Indiana General Corporation Act or any other law that may now or hereafter be applicable to the Corporation.

  (r) To do any and all other acts and things necessary, convenient or expedient for the furtherance of the business, objects and purposes herein enumerated and for the exercise of the powers herein conferred.

  The foregoing clauses of this Article 2 shall be construed as purposes, objects and powers, and the matters expressed in each clause shall not be limited in any way, except as otherwise expressly provided, by reference to or inference from the terms of any other clause (or any other matter within the same clause), but shall be regarded as independent purposes, objects and powers. The enumeration of specified purposes, objects and powers shall not be considered to exclude, limit or restrict in any manner any power, right or privilege given to the Corporation by law, or to limit or restrict the meaning of the general terms of this Article 2 or the general powers of the Corporation, nor shall the expression of one thing be deemed to exclude another, although it be of like nature, not expressed.

3. The period during which it is to continue as a corporation is perpetual.

4. The post-office address of the principal office of the Corporation is 307 East McCarty Street, Indianapolis, Indiana, and the name and post-office address of its Resident Agent in charge of such office is C. H. Bradley, Jr., 307 East McCarty Street, Indianapolis, Indiana.

5. The total number of shares into which its authorized Capital Stock is divided is 805,000,000, of which 800,000,000 are shares of Common Stock and 5,000,000 are shares of Preferred Stock. The Corporation's shares do not have any par or stated value, except that, solely for the purpose of any statute or regulation imposing any tax or fee based upon the capitalization of the Corporation, each of the Corporation's shares shall be deemed to have a par value of $0.01 per share.

6. The designation of the different classes of stock of the Corporation, and the number of shares of each class of such stock, are as follows:

  (a) Common Stock consisting of 800,000,000 shares.

  (b) Preferred Stock, consisting of 5,000,000 shares, which may be issued in such series and which shall possess such relative rights, preferences, qualifications, limitations or restrictions as established by resolution of the Board of Directors, which is vested to the fullest extent permitted by law with authority to fix the relative rights, preferences, qualifications, limitations or restrictions for each series of such class of shares established by it, including, without limitation of the generality of the foregoing, the following:

    (i) The series, if any, of preferred to be issued and manner of its differentiation from other series of Preferred Stock;

    (ii) The number of shares which shall initially constitute each series;

    (iii) The rate or rates and the time or times at which dividends and other distributions on the shares of each series shall be paid, the relationship or priority of such dividends to those payable on Common Stock or to other series of Preferred Stock, and whether or not any such dividends shall be cumulative;

    (iv) The amount payable on the shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative priorities, if any, to be accorded such payments in liquidation;

    (v) The terms and conditions upon which either the Corporation may exercise a right to redeem shares of each series or upon which the holder of such shares may exercise a right to require redemption of such shareholder's Preferred Stock, including any premiums or penalties applicable to exercise of such rights;

    (vi) Whether or not a sinking fund shall be created for the redemption of the shares of a series, and the terms and conditions of any such fund;

    (vii) Rights, if any, to convert any shares of Preferred Stock either into shares of Common Stock or into other series of Preferred Stock and the prices, premiums or penalties, ratios and other terms applicable to any such conversion;

    (viii) Restrictions on acquisition, rights of first refusal or other limitations on transfer as may be applicable to any series, including any series intended to be offered to a special class or group, such as corporate employees; and

    (ix) Any other relative rights, preferences, limitations, qualifications or restrictions on the Preferred Stock or any series of such shares.

7. The statement of the voting rights of each class of the Capital Stock of the Corporation is as follows:

  (a) Except as provided in the following paragraph (b), all voting rights, including the right to vote on questions of merger, consolidation and the sale of substantially all the assets of the Corporation, shall be vested exclusively in the holders of shares of Common Stock.

  (b) The holders of outstanding Preferred Stock shall be entitled to vote as a class for the election of two (2) directors if the Corporation should fail for six quarters to pay the fixed, minimum or other dividend payable with respect to such shares or with respect to a particular series of such shares, whether or not such dividend is cumulative. Such limited voting rights may be exercised at the next annual meeting of shareholders following the failure to pay a dividend for the sixth quarter and at each succeeding annual meeting of shareholders until payment of all preferred dividends which are in arrears has been made or provided for, at which time the right to vote for election of two directors conferred upon the holders of the outstanding Preferred Stock shall cease. In addition to the conditional right to vote for election of two directors, any proposal to amend the relative rights and privileges of shares of Preferred Stock (including those conferred by this provision) upon which the holders of such Preferred Stock are entitled by the provisions of the Indiana General Corporation Act to vote upon as a class shall require, instead of a vote of the holders of a majority of such shares, the affirmative vote of the holders of two-thirds (2/3) of such shares. Except as specified in this paragraph, the holders of Preferred Stock shall not be entitled to any vote on any matter, including questions of merger, consolidation, and the sale of all or substantially all of the assets of the Corporation.

8. The amount of Stated Capital of the Corporation at the time of filing of these Articles of Incorporation, as amended, is not less than $41,500,000.00.

9. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that the same are intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute:

  (a) The number of directors of the Corporation, exclusive of directors who may be elected by the holders of any one or more series of Preferred Stock pursuant to Article 7(b) (the "Preferred Stock Directors"), shall not be less than nine, the exact number to be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

  (b) The Board of Directors (exclusive of Preferred Stock Directors) shall be divided into three classes, with the term of office of one class expiring each year. At the annual meeting of shareholders in 1985, five directors of the first class shall be elected to hold office for a term expiring at the 1986 annual meeting, five directors of the second class shall be elected to hold office for a term expiring at the 1987 annual meeting, and six directors of the third class shall be elected to hold office for a term expiring at the 1988 annual meeting. Commencing with the annual meeting of shareholders in 1986, each class of directors whose term shall then expire shall be elected to hold office for a three-year term. In the case of any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, the vacancy shall be filled by election of the Board of Directors with the director so elected to serve for the remainder of the term of the director being replaced or, in the case of an additional director, for the remainder of the term of the class to which the director has been assigned. All directors shall continue in office until the election and qualification of their respective successors in office. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as nearly equal in number as possible. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Election of directors need not be by written ballot unless the By-Laws so provide.

  (c) Any director or directors (exclusive of Preferred Stock Directors) may be removed from office at any time, but only for cause and only by the affirmative vote of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock (as defined in Article 13 hereof), voting together as a single class.

  (d) Notwithstanding any other provision of these Amended Articles of Incorporation or of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class of Voting Stock required by law or these Amended Articles of Incorporation, the affirmative vote of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article 9.

10. The names and addresses of the Board of Directors with which the Corporation shall continue to do business are as follows:

      Eli Lilly                            307 East McCarty Street
                                           Indianapolis, Indiana
      E. N. Beesley                        307 East McCarty Street
                                           Indianapolis, Indiana
      B. E. Beck                           307 East McCarty Street
                                           Indianapolis, Indiana
      R. E. Crandall                       307 East McCarty Street
                                           Indianapolis, Indiana
      H. F. DeBoest                        307 East McCarty Street
                                           Indianapolis, Indiana
      W. B. Fortune, Ph.D.                 307 East McCarty Street
                                           Indianapolis, Indiana
      R. E. Heine                          307 East McCarty Street
                                           Indianapolis, Indiana
      J. E. Koffenberger                   307 East McCarty Street
                                           Indianapolis, Indiana
      K. G. Kohlstaedt, M.D.               307 East McCarty Street
                                           Indianapolis, Indiana
      T. H. Lake                           307 East McCarty Street
                                           Indianapolis, Indiana
      J. E. Marmon                         307 East McCarty Street
                                           Indianapolis, Indiana
      A. M. McVie, Jr.                     307 East McCarty Street
                                           Indianapolis, Indiana
      N. H. Noyes                          307 East McCarty Street
                                           Indianapolis, Indiana
      C. W. Pettinga, Ph.D.                307 East McCarty Street
                                           Indianapolis, Indiana
      G. L. Varnes                         307 East McCarty Street
                                           Indianapolis, Indiana
      J. O. Waymire                        307 East McCarty Street
                                           Indianapolis, Indiana
      H. M. Wisely, Ph.D.                  307 East McCarty Street
                                           Indianapolis, Indiana

11. The names and addresses of the President and Secretary of the Corporation are as follows:

      E. N. Beesley, President             307 East McCarty Street
                                           Indianapolis, Indiana
      C. H. Bradley, Jr., Secretary        307 East McCarty Street
                                           Indianapolis, Indiana

12. Provisions for regulation of business and conduct of affairs of the
Corporation:

  (a) In furtherance and not in limitation of the powers conferred upon the Board of Director by statute, the Board of Directors is expressly authorized, without any vote or other action by shareholders other than such as at the time shall be expressly required by statute or by the provisions of these Articles of Incorporation, as amended, or of the By-Laws, to exercise all of the powers, rights and privileges of the Corporation (whether expressed or implied herein or conferred by statute) and to do all acts and things which may be done by the Corporation, including, without limiting the generality of the foregoing, the right

    (i) pursuant to a provision of the By-Laws, by resolution adopted by a majority of the actual number of directors elected and qualified, to designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution or in the By-Laws, shall have and exercise all the authority of the Board of Directors except as otherwise provided by law;

    (ii) to make, alter, amend or repeal by-laws for the Corporation;

    (iii) to authorize the issuance from time to time of all or any shares of the Corporation, now or hereafter authorized, part paid receipts or allotment certificates in respect of any such shares, and any securities convertible into or exchangeable for any such shares (whether such shares, receipts, certificates or securities be unissued or issued and thereafter acquired by the Corporation), in each case to such corporations, associations, partnerships, firms, individuals or others (without offering the same or any part thereof to the holders of any shares of the Corporation of any class now or hereafter authorized), and for such consideration and on such terms as the Board of Directors from time to time in its discretion lawfully may determine;

    (iv) from time to time to create and issue rights or options to subscribe for, purchase or otherwise acquire any shares of stock of the Corporation of any class now or hereafter authorized or any bonds or other obligations or securities of the Corporation (without offering the same or any part thereof to the holders of any shares of the Corporation of any class now or hereafter authorized);

    (v) in furtherance and not in limitation of the provisions of the foregoing subdivisions (iii) and (iv), from time to time to establish and amend plans for the distribution among or sale to any one or more of the officers or employees of the Corporation, or any subsidiary thereof, of any shares of stock or other securities of the Corporation of any class, or for the grant to any of such officers or employees of rights or options to subscribe for, purchase or otherwise acquire any such shares or other securities, without in any case offering the same or any part thereof to the holders of any shares of the Corporation of any class now or hereafter authorized; such distribution, sale or grant may be in addition to or partly in lieu of the compensation of any such officer or employee and may be made in consideration for or in recognition of services rendered by him, or to provide him with an incentive to serve or to agree to serve the Corporation or any subsidiary thereof, or otherwise as the Board of Directors may determine; and

    (vi) to sell, lease, exchange, mortgage, pledge, or otherwise dispose of or encumber all or any part of the assets of the Corporation unless and except to the extent otherwise expressly required by statute.

  (b) The Board of Directors, in its discretion, may from time to time

    (i) declare and pay dividends upon the shares of the capital stock of the Corporation out of any assets of the Corporation available for dividends, but dividends may be declared and paid upon shares issued as partly paid only upon the basis of the percentage of the consideration actually paid thereon at the time of such declaration and payment;

    (ii) use and apply any of its assets available for dividends, subject to the provisions of clause (m) of Article 2 hereof, in purchasing or acquiring any of the shares of stock of the Corporation; and

    (iii) set apart out of its assets available for dividends such sum or sums as the Board of Directors may deem proper, as a reserve or reserves to meet contingencies, or for equalizing dividends, or for maintaining or increasing the property or business of the Corporation, or for any other purpose it may deem conducive to the best interests of the Corporation. The Board of Directors in its discretion at any time may increase, diminish or abolish any such reserve in the manner in which it was created.

  (c) No holder of any shares of the Corporation of any class now or hereafter authorized shall have any preemptive right as such holder (other than such right, if any, as the Board of Directors in its discretion may determine) to purchase or subscribe for any additional issues of shares of the Corporation of any class now or hereafter authorized, nor any shares of the Corporation purchased and held as treasury shares, or any part paid receipts or allotment certificates in respect of any such shares, or any securities convertible into or exchangeable for any such shares, or any warrants or other instruments evidencing rights or options to subscribe for, purchase or otherwise acquire any such shares, whether such shares, receipts, certificates, securities, warrants or other instruments be unissued, or issued and thereafter acquired by the Corporation; and any such shares, receipts, certificates, securities, warrants, or other instruments, in the discretion of the Board of Directors, may be offered from time to time to any holder or holders of shares of any class or classes to the exclusion of all other holders of shares of the same or any other class at the time outstanding.

  (d) No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors is a director or officer or is financially interested, shall be either void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purposes, if:

    (i) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

    (ii) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote; or

    (iii) The contract or transaction is fair and reasonable to the Corporation.

  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

  (e) Any contract, transaction or act of the Corporation or of the Board of Directors which shall be authorized, approved or ratified by a majority of a quorum of the shareholders entitled to vote at any annual meeting or at any special meeting called for that purpose, or by such vote as may be required by any provision of these Articles of Incorporation, as amended, or by any applicable statute, shall be as valid and binding as if such contract, transaction or act had been authorized, approved or ratified by every shareholder of the Corporation.

  (f) Meetings of both the shareholders and Board of Directors may be held either within or without the State of Indiana, as provided from time to time by the By-Laws.

  (g) The Corporation shall indemnify each person who is or was a director, officer or employee of the Corporation, or of any other corporation which he is serving or served in any capacity at the request of the Corporation, against any and all liability and reasonable expense that may be incurred by him in connection with or resulting from any claim, action, suit, or proceeding (whether actual or threatened, brought by or in the right of the Corporation or such other corporation or otherwise, civil, criminal, administrative, investigative, or in connection with an appeal relating thereto), in which he may become involved, as a party or otherwise, by reason of his being or having been a director, officer, or employee of the Corporation or of such other corporation, or by reason of any past or future action taken or not taken in his capacity as such director, officer, or employee, whether or not he continues to be such at the time such liability or expense is incurred, provided such person acted in good faith, in what he reasonably believed to be the best interests of the Corporation or such other corporation, as the case may be, and, in addition, in any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. As used in this Article 12.(g), the terms "liability" and "expense" shall include, but shall not be limited to, attorneys' fees and disbursements and amounts of judgments, fines, or penalties against, and amounts paid in settlement by, a director, officer, or employee. The termination of any claim, action, suit, or proceeding, civil or criminal, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that a director, officer, or employee did not meet the standards of conduct set forth in the first sentence of this Article 12.(g).

  Any such director, officer, or employee who has been wholly successful, on the merits or otherwise, with respect to any claim, action, suit, or proceeding of the character described herein shall be entitled to indemnification as of right. Except as provided in the preceding sentence, any indemnification hereunder shall be made at the discretion of the Corporation, but only if (l) the Board of Directors, acting by a quorum consisting of directors who are not parties to or who have been wholly successful with respect to such claim, action, suit, or proceeding, shall find that the director, officer, or employee has met the standards of conduct set forth in the first sentence of this Article 12.(g), or (2) independent legal counsel (who may be regular counsel of the Corporation) shall deliver to it their written opinion that such director, officer, or employee has met such standards.

  If several claims, issues, or matters of action are involved, any such person may be entitled to indemnification as to some matters even though he is not so entitled as to others.

  The Corporation may advance expenses to, or where appropriate may at its expense undertake the defense of, any such director, officer or employee upon receipt of an undertaking by or on behalf of such person to repay such expenses if it should ultimately be determined that he is not entitled to indemnification under this Article 12.(g).

  The provisions of this Article 12.(g) shall be applicable to claims, actions, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after the adoption hereof.

  The rights of indemnification provided hereunder shall be in addition to any rights to which any person concerned may otherwise be entitled by contract or as a matter of law, and shall inure to the benefit of the heirs, executors, and administrators of any such person.

  (h) The Corporation shall be deemed, for all purposes, to have reserved the right to amend, alter, change or repeal any provision contained in its Articles of Incorporation, as amended, to the extent and in the manner now or hereafter permitted or prescribed by statute, and all rights herein conferred upon shareholders are granted subject to such reservation.

  (i) These Articles of Incorporation, as amended, supersede and take the place of the heretofore existing Articles of Incorporation of the Corporation and Amended Articles of Incorporation of the Corporation.

13. In addition to all other requirements imposed by law and these Amended Articles and except as otherwise expressly provided in paragraph (c) of this
Article 13, none of the actions or transactions listed below shall be effected by the Corporation, or approved by the Corporation as a shareholder of any majority-owned subsidiary of the Corporation if, as of the record date for the determination of the shareholders entitled to vote thereon, any Related Person (as hereinafter defined) exists, unless the applicable requirements of paragraphs (b), (c), (d), (e), and (f) of this Article 13 are satisfied.

  (a) The actions or transactions within the scope of this Article 13 are as follows:

    (i) any merger or consolidation of the Corporation or any of its subsidiaries into or with such Related Person;

    (ii) any sale, lease, exchange, or other disposition of all or any substantial part of the assets of the Corporation or any of its majority-owned subsidiaries to or with such Related Person;

    (iii) the issuance or delivery of any Voting Stock (as hereinafter defined) or of voting securities of any of the Corporation's majority-owned subsidiaries to such Related Person in exchange for cash, other assets or securities, or a combination thereof;

    (iv) any voluntary dissolution or liquidation of the Corporation;

    (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its subsidiaries, or any other transaction (whether or not with or otherwise involving a Related Person) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of capital stock of the Corporation, or any securities convertible into capital stock of the Corporation or into equity securities of any subsidiary, that is beneficially owned by any Related Person; or

    (vi) any agreement, contract, or other arrangement providing for any one or more of the actions specified in the foregoing clauses (i) through (v).

  (b) The actions and transactions described in paragraph (a) of this Article 13 shall have been authorized by the affirmative vote of at least 80% of all of the votes entitled to be cast by holders of the outstanding shares of Voting Stock, voting together as a single class.

  (c) Notwithstanding paragraph (b) of this Article 13, the 80% voting requirement shall not be applicable if any action or transaction specified in paragraph (a) is approved by the Corporation's Board of Directors and by a majority of the Continuing Directors (as hereinafter defined).

  (d) Unless approved by a majority of the Continuing Directors, after becoming a Related Person and prior to consummation of such action or transaction

    (i) the Related Person shall not have acquired from the Corporation or any of its subsidiaries any newly issued or treasury shares of capital stock or any newly issued securities convertible into capital stock of the Corporation or any of its majority-owned subsidiaries, directly or indirectly (except upon conversion of convertible securities acquired by it prior to becoming a Related Person or as a result of a pro rata stock dividend or stock split or other distribution of stock to all shareholders pro rata);

    (ii) such Related Person shall not have received the benefit directly or indirectly (except proportionately as a shareholder) of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation or any of its majority owned subsidiaries, or made any major changes in the Corporation's or any of its majority owned subsidiaries' businesses or capital structures or reduced the current rate of dividends payable on the Corporation's capital stock below the rate in effect immediately prior to the time such Related Person became a Related Person; and

    (iii) such Related Person shall have taken all required actions within its power to ensure that the Corporation's Board of Directors included representation by Continuing Directors at least proportionate to the voting power of the shareholdings of Voting Stock of the Corporation's Remaining Public Shareholders (as hereinafter defined), with a Continuing Director to occupy an additional Board position if a fractional right to a director results and, in any event, with at least one Continuing Director to serve on the Board so long as there are any Remaining Public Shareholders.

  (e) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such requirements, shall be mailed to the shareholders of the Corporation for the purpose of soliciting shareholder approval of such action or transaction and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability or inadvisability of the action or transaction which the Continuing Directors may choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the action or transaction from a financial point of view to the Remaining Public Shareholders, such investment banking firm to be paid a reasonable fee for its services by the Corporation. The requirements of this paragraph (e) shall not apply to any such action or transaction which is approved by a majority of the Continuing Directors.

  (f) For the purpose of this Article 13

    (i) the term "Related Person" shall mean any other corporation, person, or entity which beneficially owns or controls, directly or indirectly, 5% or more of the outstanding shares of Voting Stock, and any Affiliate or Associate (as those terms are defined in the General Rules and Regulations under the Securities Exchange Act of 1934) of a Related Person; provided, however, that the term Related Person shall not include (a) the Corporation or any of its subsidiaries, (b) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary of the Corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (c) Lilly Endowment, Inc.; and further provided, that no corporation, person, or entity shall be deemed to be a Related Person solely by reason of being an Affiliate or Associate of Lilly Endowment, Inc.;

    (ii) a Related Person shall be deemed to own or control, directly or indirectly, any outstanding shares of Voting Stock owned by it or any Affiliate or Associate of record or beneficially, including without limitation shares

      a. which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise or

      b. which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause a. above), by any other corporation, person, or other entity with which it or its Affiliate or Associate has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Voting Stock, or which is its Affiliate (other than the Corporation) or Associate (other than the Corporation);

    (iii) the term "Voting Stock" shall mean all shares of any class of capital stock of the Corporation which are entitled to vote generally in the election of directors;

    (iv) the term "Continuing Director" shall mean a director who is not an Affiliate or Associate or representative of a Related Person and who was a member of the Board of Directors of the Corporation immediately prior to the time that any Related Person involved in the proposed action or transaction became a Related Person or a director who is not an Affiliate or Associate or representative of a Related Person and who was nominated by a majority of the remaining Continuing Directors; and

    (v) the term "Remaining Public Shareholders" shall mean the holders of the Corporation's capital stock other than the Related Person.

  (g) A majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article 13, on the basis of information then known to the Continuing Directors, whether (i) any Related Person exists or is an Affiliate or an Associate of another and (ii) any proposed sale, lease, exchange, or other disposition of part of the assets of the Corporation or any majority-owned subsidiary involves a substantial part of the assets of the Corporation or any of its subsidiaries. Any such determination by the Continuing Directors shall be conclusive and binding for all purposes.

  (h) Nothing contained in this Article 13 shall be construed to relieve any Related Person or any Affiliate or Associate of any Related Person from any fiduciary obligation imposed by law.

  (i) The fact that any action or transaction complies with the provisions of this Article 13 shall not be construed to waive or satisfy any other requirement of law or these Amended Articles of Incorporation or to impose any fiduciary duty, obligation, or responsibility on the Board of Directors or any member thereof, to approve such action or transaction or recommend its adoption or approval to the shareholders of the Corporation, nor shall such compliance limit, prohibit, or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such action or transaction. The Board of Directors of the Corporation, when evaluating any actions or transactions described in paragraph (a) of this Article 13, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation the social and economic effects on the employees, customers, suppliers, and other constituents of the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located.

  (j) Notwithstanding any other provision of these Amended Articles of Incorporation or of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class of Voting Stock required by law or these Amended Articles of Incorporation, the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend, or repeal this
Article 13.

14. A total of 1,400,000 shares of the 5,000,000 shares of authorized Preferred Stock are designated as "Series A Participating Preferred Stock" (the "Series A Preferred Stock"), which shall possess the rights, preferences, qualifications, limitations, and restrictions set forth below:

  (a) The holders of shares of Series A Preferred Stock shall have the following rights to dividends and distributions:

    (i) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
  (i) $0.05 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend or distribution payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.621/2 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If on any Quarterly Dividend Payment Date the Corporation's Articles of Incorporation shall limit the amount of dividends which may be paid on the Series A Preferred Stock to an amount less than that provided above, such dividends will accrue and be paid in the maximum permissible amount and the shortfall from the amount provided above shall be a cumulative dividend requirement and be carried forward to subsequent Quarterly Dividend Payment Dates.

    (ii) In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock are entitled immediately prior to such event under the second preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (iii) When, as and if the Corporation shall declare a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), the Corporation shall at the same time declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (a) and no such dividend or distribution on the Common Stock shall be paid or set aside for payment on the Common Stock unless such dividend or distribution on the Series A Preferred Stock shall be simultaneously paid or set aside for payment; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared by the Board of Directors, on such subsequent Quarterly Dividend Payment Date.

    (iv) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the date of issue of such shares of Series A Preferred Stock, unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the relevant Quarterly Dividend Payment Date.

  (b) The holders of shares of Series A Preferred Stock shall have the following voting rights:

    (i) The holders of outstanding Series A Preferred Stock shall be entitled to vote as a class for the election of two (2) directors if the Corporation shall fail for six quarters to pay the dividend payable with respect to such shares pursuant to paragraph (a) hereof. Such limited voting rights may be exercised at the next annual meeting of shareholders following the failure to pay a dividend for the sixth quarter and at each succeeding annual meeting of shareholders until payment of all such preferred dividends which are in arrears has been made or provided for (the "Dividend Date"), at which time the right to vote for election of two directors conferred upon the holders of the outstanding Series A Preferred Stock shall cease. Each of such two directors shall be elected to one of the three classes of directors so that the three classes shall be as equal in number as may be feasible and shall be elected to hold office for a term expiring at the earlier of (i) the expiration of the term of the class to which he is elected or (ii) the Dividend Date. In addition to the conditional right to vote for election of two directors, any proposal to amend the relative rights and privileges of shares of Series A Preferred Stock (including those conferred by this paragraph (b) (i)) upon which the holders of such Series A Preferred Stock are entitled by the provisions of the Indiana Business Corporation Law to vote upon as a class shall require, instead of a vote of the holders of a majority of such shares, the affirmative vote of the holders of two-thirds (2/3) of such shares.

    (ii) Except as specified in paragraph (b) (i) above, the holders of Series A Preferred Stock shall not be entitled to any vote on any matter, including questions of merger, consolidation, and the sale of all or substantially all of the assets of the Corporation.

  (c) The Corporation shall be subject to the following restrictions:

    (i) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in paragraph (a) of this Article 14 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

      a. declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

      b. declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

      c. except as permitted by subparagraph d of this paragraph (c)(i), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

      d. purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes, provided that the Corporation may at any time purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock.

    (ii) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (i) of this paragraph (c), purchase or otherwise acquire shares at such time and in such manner.

    (iii) The Corporation shall not issue any shares of Series A Preferred Stock except upon exercise of Rights issued pursuant to that certain Rights Agreement dated as of July 18, 1988 between the Corporation and Bank One, Indianapolis, NA, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained herein shall prohibit or restrict the Corporation from issuing for any purpose any series of preferred stock with rights and privileges similar to or different from those of the Series A Preferred Stock.

  (d) Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation without designation as to series, become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

  (e) Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received, subject to adjustment as hereinafter provided, an aggregate amount equal to (a) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (b) if greater, an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding up, disregarding for this purpose the amounts referred to in clause (i) (b) of this paragraph (e). In the event the Corporation shall at any time declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (f) In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case proper provision shall be made so that the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. The Corporation shall not consummate any such consolidation, merger, combination or other transaction unless prior thereto the Corporation and the other party or parties to such transaction shall have so provided in any agreement relating thereto. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in share of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (g) The shares of Series A Preferred Stock shall not be redeemable. Notwithstanding the foregoing sentence, the Corporation may acquire shares of Series A Preferred Stock in any other manner permitted by law, hereby and the Articles of Incorporation of the Corporation, as from time to time amended.

  (h) The Articles of Incorporation of the Corporation shall not be amended in any manner which would increase or decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par value of the shares of Series A Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                                                      EXHIBIT B

PROPOSED ARTICLES OF INCORPORATION

                             ELI LILLY AND COMPANY
                           (AN INDIANA CORPORATION)

                       AMENDED ARTICLES OF INCORPORATION

1. The name of the Corporation shall be

                            ELI LILLY AND COMPANY.

2. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which a corporation may be organized under the Indiana Business Corporation Law.

3. The period during which the Corporation is to continue as a corporation is perpetual.

4. The total number of shares which the Corporation shall have authority to issue is 1,605,000,000 shares, consisting of 1,600,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. The Corporation's shares do not have any par or stated value, except that, solely for the purpose of any statute or regulation imposing any tax or fee based upon the capitalization of the Corporation, each of the Corporation's shares shall be deemed to have a par value of $0.01 per share.

5. The following provisions shall apply to the Corporation's shares:

  (a) The Corporation shall have the power to acquire (by purchase, redemption, or otherwise), hold, own, pledge, sell, transfer, assign, reissue, cancel, or otherwise dispose of the shares of the Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Indiana (but such power shall not imply an obligation on the part of the owner or holder of any share to sell or otherwise transfer such share to the Corporation), including the power to purchase, redeem, or otherwise acquire the Corporation's own shares, directly or indirectly, and without pro rata treatment of the owners or holders of any class or series of shares, unless, after giving effect thereto, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (and without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the purchase, redemption, or other acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of the shares of the Corporation being purchased, redeemed, or otherwise acquired, unless otherwise expressly provided with respect to a series of Preferred Stock). Shares of the Corporation purchased, redeemed, or otherwise acquired by it shall constitute authorized but unissued shares, unless prior to any such purchase, redemption, or other acquisition, or within thirty (30) days thereafter, the Board of Directors adopts a resolution providing that such shares constitute authorized and issued but not outstanding shares.

  (b) Preferred Stock of any series that has been redeemed (whether through the operation of a retirement or sinking fund or otherwise) or purchased by the Corporation, or which, if convertible, have been converted into shares of the Corporation of any other class or series, may be reissued as a part of such series or of any other series of Preferred Stock, subject to such limitations (if any) as may be fixed by the Board of Directors with respect to such series of Preferred Stock in accordance with the provisions of Article 7 of these Amended Articles of Incorporation.

  (c) The Board of Directors of the Corporation may dispose of, issue, and sell shares in accordance with, and in such amounts as may be permitted by, the laws of the State of Indiana and the provisions of these Amended Articles of Incorporation and for such consideration, at such price or prices, at such time or times and upon such terms and conditions (including the privilege of selectively repurchasing the same) as the Board of Directors of the Corporation shall determine, without the authorization or approval by any shareholders of the

Corporation. Shares may be disposed of, issued, and sold to such persons, firms, or corporations as the Board of Directors may determine, without any preemptive or other right on the part of the owners or holders of other shares of the Corporation of any class or kind to acquire such shares by reason of their ownership of such other shares.

6. The following provisions shall apply to the Common Stock:

  (a) Except as otherwise provided by the Indiana Business Corporation Law and subject to such shareholder disclosure and recognition procedures (which may include voting prohibition sanctions) as the Corporation may by action of its Board of Directors establish, shares of Common Stock shall have unlimited voting rights and each outstanding share of Common Stock shall, when validly issued by the Corporation, entitle the record holder thereof to one vote at all shareholders' meetings on all matters submitted to a vote of the shareholders of the Corporation.

  (b) Shares of Common Stock shall be equal in every respect insofar as their relationship to the Corporation is concerned, but such equality of rights shall not imply equality of treatment as to redemption or other acquisition of shares by the Corporation. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of Common Stock shall be entitled to share ratably in such dividends or other distributions (other than purchases, redemptions, or other acquisitions of shares by the Corporation), if any, as are declared and paid from time to time on the Common Stock at the discretion of the Board of Directors.

  (c) In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, after payment shall have been made to the holders of any outstanding series of Preferred Stock of the full amount to which they shall be entitled, the holders of Common Stock shall be entitled, to the exclusion of the holders of the Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its shareholders.

7. The Board of Directors is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix, and hereby is expressly empowered to fix, by the adoption and filing in accordance with the Indiana Business Corporation Law, of an amendment or amendments to these Amended Articles of Incorporation, the terms of such Preferred Stock or series of Preferred Stock, including the following:

  (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;

  (b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited and may include the right, under specified circumstances, to elect additional directors;

  (c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

  (d) whether the shares of such series shall be subject to redemption by the Corporation and, if so, the times, prices and other conditions of such redemption;

  (e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

  (f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

  (g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

  (h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

  (i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class of stock; and

  (j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.

  Except to the extent otherwise expressly provided in these Amended Articles of Incorporation or required by law (i) no share of Preferred Stock shall have any voting rights other than those which shall be fixed by the Board of Directors pursuant to this Article 7 and (ii) no share of Common Stock shall have any voting rights with respect to any amendment to the terms of any series of Preferred Stock; provided however, that in the case of this clause
(ii) the terms of such series of Preferred Stock, as so amended, could have been established without any vote of any shares of Common Stock.

8. The Corporation shall have the power to declare and pay dividends or other distributions upon the issued and outstanding shares of the Corporation, subject to the limitation that a dividend or other distribution may not be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation's total assets would be less than its total liabilities (and without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the dividend or other distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of shares receiving the dividend or other distribution, unless otherwise expressly provided with respect to any outstanding series of Preferred Stock). The Corporation shall have the power to issue shares of one class or series as a share dividend or other distribution in respect of that class or series or one or more other classes or series.

9. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that the same are intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute:

  (a) The number of directors of the Corporation, exclusive of directors who may be elected by the holders of any one or more series of Preferred Stock pursuant to Article 7(b) (the "Preferred Stock Directors"), shall not be less than nine, the exact number to be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

  (b) The Board of Directors (exclusive of Preferred Stock Directors) shall be divided into three classes, with the term of office of one class expiring each year. At the annual meeting of shareholders in 1985, five directors of the first class shall be elected to hold office for a term expiring at the 1986 annual meeting, five directors of the second class shall be elected to hold office for a term expiring at the 1987 annual meeting, and six directors of the third class shall be elected to hold office for a term expiring at the 1988 annual meeting. Commencing with the annual meeting of shareholders in 1986, each class of directors whose term shall then expire shall be elected to hold office for a three-year term. In the case of any vacancy on the Board of Directors, including a vacancy created by an increase in the number of directors, the vacancy shall be filled by election of the Board of Directors with the director so elected to serve for the remainder of the term of the director being replaced or, in the case of an additional director, for the remainder of the term of the class to which the director has been assigned. All directors shall continue in office until the election and qualification of their respective successors in office. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so assigned among the classes by a majority of the directors then in office, though less than a quorum, as to make all classes as nearly equal in number as possible. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Election of directors need not be by written ballot unless the By-Laws so provide.

  (c) Any director or directors (exclusive of Preferred Stock Directors) may be removed from office at any time, but only for cause and only by the affirmative vote of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock (as defined in Article 13 hereof), voting together as a single class.

  (d) Notwithstanding any other provision of these Amended Articles of Incorporation or of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class of Voting Stock required by law or these Amended Articles of Incorporation, the affirmative vote of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend or repeal this Article 9.

10. The Board of Directors of the Corporation is exclusively authorized (a) to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the entire Board of Directors and (b) to adopt any By-laws which the Board of Directors may deem necessary or desirable for the efficient conduct of the affairs of the Corporation, including, without limitation, provisions governing the conduct of, and the matters which may properly be brought before, meetings of the shareholders and provisions specifying the manner and extent to which prior notice shall be given of the submission of proposals to be submitted at any meeting of shareholders or of nominations of elections of directors to be held at any such meeting.

11. The Corporation shall, to the fullest extent permitted by applicable law now or hereafter in effect, indemnify any person who is or was a director, officer or employee of the Corporation (an "Eligible Person") and who is or was involved in any manner (including, without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that such person is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another corporation, partnership, joint venture, limited liability company, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines or penalties (including excise taxes assessed with respect to an employee benefit plan) and amounts paid in settlement actually and reasonably incurred by such Eligible Person in connection with such Proceeding; provided, however, that the foregoing shall not apply to a Proceeding commenced by an Eligible Person except to the extent provided otherwise in the Corporation's By-laws or an agreement with an Eligible Person. The Corporation may establish provisions supplemental to or in furtherance of the provisions of this Article 11, including, but not limited to, provisions concerning the determination of any Eligible Person to indemnification, mandatory or permissive advancement of expenses to an Eligible Person incurred in connection with a Proceeding, the effect of any change in control of the Corporation on indemnification and advancement of expenses and the funding or other payment of amounts necessary to effect indemnification and advancement of expenses, in the By-laws of the Corporation or in agreements with any Eligible Person.

12. Except as otherwise expressly provided for in these Amended Articles of Incorporation, the Corporation reserves the right to amend, alter or repeal any provision contained in these Amended Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred upon shareholders herein are subject to this reservation.

13. In addition to all other requirements imposed by law and these Amended Articles and except as otherwise expressly provided in paragraph (c) of this
Article 13, none of the actions or transactions listed below shall be effected by the Corporation, or approved by the Corporation as a shareholder of any majority-owned subsidiary of the Corporation if, as of the record date for the determination of the shareholders entitled to vote thereon, any Related Person (as hereinafter defined) exists, unless the applicable requirements of paragraphs (b), (c), (d), (e), and (f) of this Article 13 are satisfied.

  (a) The actions or transactions within the scope of this Article 13 are as follows:

    (i) any merger or consolidation of the Corporation or any of its subsidiaries into or with such Related Person;

    (ii) any sale, lease, exchange, or other disposition of all or any substantial part of the assets of the Corporation or any of its majority-owned subsidiaries to or with such Related Person;

    (iii) the issuance or delivery of any Voting Stock (as hereinafter defined) or of voting securities of any of the Corporation's majority-owned subsidiaries to such Related Person in exchange for cash, other assets or securities, or a combination thereof;

    (iv) any voluntary dissolution or liquidation of the Corporation;

    (v) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its subsidiaries, or any other transaction (whether or not with or otherwise involving a Related Person) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of capital stock of the Corporation, or any securities convertible into capital stock of the Corporation or into equity securities of any subsidiary, that is beneficially owned by any Related Person; or

    (vi) any agreement, contract, or other arrangement providing for any one or more of the actions specified in the foregoing clauses (i) through (v).

  (b) The actions and transactions described in paragraph (a) of this Article 13 shall have been authorized by the affirmative vote of at least 80% of all of the votes entitled to be cast by holders of the outstanding shares of Voting Stock, voting together as a single class.

  (c) Notwithstanding paragraph (b) of this Article 13, the 80% voting requirement shall not be applicable if any action or transaction specified in paragraph (a) is approved by the Corporation's Board of Directors and by a majority of the Continuing Directors (as hereinafter defined).

  (d) Unless approved by a majority of the Continuing Directors, after becoming a Related Person and prior to consummation of such action or transaction.

    (i) the Related Person shall not have acquired from the Corporation or any of its subsidiaries any newly issued or treasury shares of capital stock or any newly issued securities convertible into capital stock of the Corporation or any of its majority-owned subsidiaries, directly or indirectly (except upon conversion of convertible securities acquired by it prior to becoming a Related Person or as a result of a pro rata stock dividend or stock split or other distribution of stock to all shareholders pro rata);

    (ii) such Related Person shall not have received the benefit directly or indirectly (except proportionately as a shareholder) of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Corporation or any of its majority owned subsidiaries, or made any major changes in the Corporation's or any of its majority owned subsidiaries' businesses or capital structures or reduced the current rate of dividends payable on the Corporation's capital stock below the rate in effect immediately prior to the time such Related Person became a Related Person; and

    (iii) such Related Person shall have taken all required actions within its power to ensure that the Corporation's Board of Directors included representation by Continuing Directors at least proportionate to the voting power of the shareholdings of Voting Stock of the Corporation's Remaining Public Shareholders (as hereinafter defined), with a Continuing Director to occupy an additional Board position if a fractional right to a director results and, in any event, with at least one Continuing Director to serve on the Board so long as there are any Remaining Public Shareholders.

  (e) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934, as amended, whether or not the Corporation is then subject to such requirements, shall be mailed to the shareholders of the Corporation for the purpose of soliciting shareholder approval of such action or transaction and shall contain at the front thereof, in a prominent place, any recommendations as to the advisability or inadvisability of the action or transaction which the Continuing Directors may choose to state and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the action or transaction from a financial point of view to the Remaining Public Shareholders, such investment banking firm to be paid a reasonable fee for its services by the Corporation. The requirements of this paragraph (e) shall not apply to any such action or transaction which is approved by a majority of the Continuing Directors.

  (f) For the purpose of this Article 13

    (i) the term "Related Person" shall mean any other corporation, person, or entity which beneficially owns or controls, directly or indirectly, 5% or more of the outstanding shares of Voting Stock, and any Affiliate or Associate (as those terms are defined in the General Rules and Regulations under the Securities Exchange Act of 1934) of a Related Person; provided, however, that the term Related Person shall not include (a) the Corporation or any of its subsidiaries, (b) any profit-sharing, employee stock ownership or other employee benefit plan of the Corporation or any subsidiary of the Corporation or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (c) Lilly Endowment, Inc.; and further provided, that no corporation, person, or entity shall be deemed to be a Related Person solely by reason of being an Affiliate or Associate of Lilly Endowment, Inc.;

    (ii) a Related Person shall be deemed to own or control, directly or indirectly, any outstanding shares of Voting Stock owned by it or any Affiliate or Associate of record or beneficially, including without limitation shares

      a. which it has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise or

      b. which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause a. above), by any other corporation, person, or other entity with which it or its Affiliate or Associate has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of Voting Stock, or which is its Affiliate (other than the Corporation) or Associate (other than the Corporation);

    (iii) the term "Voting Stock" shall mean all shares of any class of capital stock of the Corporation which are entitled to vote generally in the election of directors;

    (iv) the term "Continuing Director" shall mean a director who is not an Affiliate or Associate or representative of a Related Person and who was a member of the Board of Directors of the Corporation immediately prior to the time that any Related Person involved in the proposed action or transaction became a Related Person or a director who is not an Affiliate or Associate or representative of a Related Person and who was nominated by a majority of the remaining Continuing Directors; and

    (v) the term "Remaining Public Shareholders" shall mean the holders of the Corporation's capital stock other than the Related Person.

  (g) A majority of the Continuing Directors of the Corporation shall have the power and duty to determine for the purposes of this Article 13, on the basis of information then known to the Continuing Directors, whether (i) any Related Person exists or is an Affiliate or an Associate of another and (ii) any proposed sale, lease, exchange, or other disposition of part of the assets of the Corporation or any majority-owned subsidiary involves a substantial part of the assets of the Corporation or any of its subsidiaries. Any such determination by the Continuing Directors shall be conclusive and binding for all purposes.

  (h) Nothing contained in this Article 13 shall be construed to relieve any Related Person or any Affiliate or Associate of any Related Person from any fiduciary obligation imposed by law.

  (i) The fact that any action or transaction complies with the provisions of this Article 13 shall not be construed to waive or satisfy any other requirement of law or these Amended Articles of Incorporation or to impose any fiduciary duty, obligation, or responsibility on the Board of Directors or any member thereof, to approve such action or transaction or recommend its adoption or approval to the shareholders of the Corporation, nor shall such compliance limit, prohibit, or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such action or transaction. The Board of Directors of the Corporation, when evaluating any actions or transactions described in paragraph (a) of this Article 13, shall, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation the social and economic effects on the employees, customers, suppliers, and other constituents of the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located.

  (j) Notwithstanding any other provision of these Amended Articles of Incorporation or of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class of Voting Stock required by law or these Amended Articles of Incorporation, the affirmative vote of the holders of at least 80% of the votes entitled to be cast by holders of all the outstanding shares of Voting Stock, voting together as a single class, shall be required to alter, amend, or repeal this
Article 13.

14. A total of 1,400,000 shares of the 5,000,000 shares of authorized Preferred Stock are designated as "Series A Participating Preferred Stock" (the "Series A Preferred Stock"), which shall possess the rights, preferences, qualifications, limitations, and restrictions set forth below:

  (a) The holders of shares of Series A Preferred Stock shall have the following rights to dividends and distributions:

    (i) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of April, July, October and January in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of
  (i) $0.05 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend or distribution payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $.62 1/2 per share, of the Corporation (the "Common Stock") since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If on any Quarterly Dividend Payment Date the Corporation's Articles of Incorporation shall limit the amount of dividends which may be paid on the Series A Preferred Stock to an amount less than that provided above, such dividends will accrue and be paid in the maximum permissible amount and the shortfall from the amount provided above shall be a cumulative dividend requirement and be carried forward to subsequent Quarterly Dividend Payment Dates.

    (ii) In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock are entitled immediately prior to such event under the second preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

    (iii) When, as and if the Corporation shall declare a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock), the Corporation shall at the same time declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (a) and no such dividend or distribution on the Common Stock shall be paid or set aside for payment on the Common Stock unless such dividend or distribution on the Series A Preferred Stock shall be simultaneously paid or set aside for payment; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable, when, as and if declared by the Board of Directors, on such subsequent Quarterly Dividend Payment Date.

    (iv) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the date of issue of such shares of Series A Preferred Stock, unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in which event such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the relevant Quarterly Dividend Payment Date.

  (b) The holders of shares of Series A Preferred Stock shall have the following voting rights:

    (i) The holders of outstanding Series A Preferred Stock shall be entitled to vote as a class for the election of two (2) directors if the Corporation shall fail for six quarters to pay the dividend payable with respect to such shares pursuant to paragraph (a) hereof. Such limited voting rights may be exercised at the next annual meeting of shareholders following the failure to pay a dividend for the sixth quarter and at each succeeding annual meeting of shareholders until payment of all such preferred dividends which are in arrears has been made or provided for (the "Dividend Date"), at which time the right to vote for election of two directors conferred upon the holders of the outstanding Series A Preferred Stock shall cease. Each of such two directors shall be elected to one of the three classes of directors so that the three classes shall be as equal in number as may be feasible and shall be elected to hold office for a term expiring at the earlier of (i) the expiration of the term of the class to which he is elected or (ii) the Dividend Date. In addition to the conditional right to vote for election of two directors, any proposal to amend the relative rights and privileges of shares of Series A Preferred Stock (including those conferred by this paragraph (b) (i)) upon which the holders of such Series A Preferred Stock are entitled by the provisions of the Indiana Business Corporation Law to vote upon as a class shall require, instead of a vote of the holders of a majority of such shares, the affirmative vote of the holders of two-thirds (2/3) of such shares.

    (ii) Except as specified in paragraph (b) (i) above, the holders of Series A Preferred Stock shall not be entitled to any vote on any matter, including questions of merger, consolidation, and the sale of all or substantially all of the assets of the Corporation.

  (c) The Corporation shall be subject to the following restrictions:

    (i) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in paragraph (a) of this Article 14 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

      a. declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

      b. declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

      c. except as permitted by subparagraph d of this paragraph (c)(i), redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

      d. purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes, provided that the Corporation may at any time purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock.

    (ii) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (i) of this paragraph (c), purchase or otherwise acquire shares at such time and in such manner.

    (iii) The Corporation shall not issue any shares of Series A Preferred Stock except upon exercise of Rights issued pursuant to that certain Rights Agreement dated as of July 18, 1988 between the Corporation and Bank One, Indianapolis, NA, a copy of which is on file with the Secretary of the Corporation at its principal executive office and shall be made available to shareholders of record without charge upon written request therefor addressed to said Secretary. Notwithstanding the foregoing sentence, nothing contained herein shall prohibit or restrict the Corporation from issuing for any purpose any series of preferred stock with rights and privileges similar to or different from those of the Series A Preferred Stock.

  (d) Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation without designation as to series, become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

  (e) Upon any voluntary liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred

Stock shall have received, subject to adjustment as hereinafter provided, an aggregate amount equal to (a) $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment or (b) if greater, an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution, or winding up, disregarding for this purpose the amounts referred to in clause
(i) (b) of this paragraph (e). In the event the Corporation shall at any time declare or pay any dividend or make any distribution on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the provision in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (f) In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case proper provision shall be made so that the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. The Corporation shall not consummate any such consolidation, merger, combination or other transaction unless prior thereto the Corporation and the other party or parties to such transaction shall have so provided in any agreement relating thereto. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in share of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  (g) The shares of Series A Preferred Stock shall not be redeemable. Notwithstanding the foregoing sentence, the Corporation may acquire shares of Series A Preferred Stock in any other manner permitted by law, hereby and the Articles of Incorporation of the Corporation, as from time to time amended.

  (h) The Articles of Incorporation of the Corporation shall not be amended in any manner which would increase or decrease the aggregate number of authorized shares of Series A Preferred Stock, increase or decrease the par value of the shares of Series A Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                    [LOGO]
                    PRINTED ON RECYCLED AND RECYCLABLE PAPER

                                     LILLY

                             ELI LILLY AND COMPANY
                            LILLY CORPORATE CENTER
                          INDIANAPOLIS, INDIANA 46285

                                          March 4, 1996

Dear Savings Plan Participant:

  It is my pleasure to provide you a meeting notice, proxy statement, and voting instruction card for the 1996 Annual Meeting of Shareholders of Eli Lilly and Company.

  The proxy statement describes the business we will consider at the meeting. Please note in particular the Board of Directors' recommendation to amend the Articles of Incorporation by increasing the number of shares of authorized common stock and adopting other amendments to conform the Articles to current Indiana law. The amendments are described in the proxy statement.

  As a participant in the savings plan, you may instruct the Trustee on how to vote the number of shares of Company stock credited to your account under the plan. As a member of the Lilly family, your participation in these matters is very important. I urge you to sign, date, and return the enclosed voting instruction card in the envelope provided in order to be certain the Trustee is aware of your views on the matters to be presented at the meeting.

                                          /s/ Randall L. Tobias
                                          Randall L. Tobias
                                          Chairman of the Board and
                                          Chief Executive Officer

                                PARTICIPANTS IN

                        THE LILLY EMPLOYEE SAVINGS PLAN

                                      AND

                                PARTICIPANTS IN

                  THE SAVINGS PLANS FOR AFFILIATED COMPANIES

                        ANNUAL MEETING OF SHAREHOLDERS

                                APRIL 15, 1996

  The Annual Meeting of Shareholders of Eli Lilly and Company will be held at the Indiana Convention Center, 100 South Capitol Avenue, Indianapolis, Indiana, on Monday, April 15, 1996, at 11:00 a.m. (Indianapolis time), for the following purposes:

  1.To elect four directors of the Company, each for a three-year term;

  2. To consider and act upon proposed amendments to the Articles of Incorporation to increase the authorized number of shares of the Company's common stock from 800,000,000 to 1,600,000,000 and to revise certain other provisions;

  3. To ratify the appointment by the Board of Directors of Ernst & Young LLP as principal independent auditors for the year 1996;

  4. To consider and act upon a proposal by a shareholder requesting the Board of Directors to form a committee to study ways to eliminate the use of certain research material and make a report of its findings available to all shareholders, if the proposal is presented to the meeting; and

  5. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Each participant in the above plans is permitted to instruct the Trustee on how to vote the number of shares of Company common stock credited to the participant's account under those plans. For that purpose, the enclosed voting instruction card is being furnished to each participant in lieu of the proxy referred to in the accompanying Proxy Statement.

                                     Eli Lilly and Company

March 4, 1996
Indianapolis, Indiana

                       CONFIDENTIAL VOTING INSTRUCTIONS
                    TO NATIONAL CITY BANK, INDIANA, TRUSTEE

The undersigned, as a participant in The Lilly Employee Savings Plan or in a savings plan of an affiliated company, hereby directs the Trustee to vote (in person or by proxy) the number of shares of Eli Lilly and Company Common Stock credited to the undersigned's account under those plans or a combination thereof at the Annual Meeting of Shareholders to be held on April 15, 1996, and at any adjournment thereof, as follows:

THE BOARD OF DIRECTORS RECOMMENDED TO THE SHAREHOLDERS A VOTE FOR THE FOLLOWING
ITEMS:

(1) Election of Directors, all nominated as Directors to serve for the terms indicated in the Proxy Statement

    FOR all nominees listed below           WITHHOLD AUTHORITY
    (except as marked to the                to vote for all nominees
    contrary below)               [_]       listed below              [_]

           A.G. GILMAN, K.N. HORN, J.C. LA FORCE, JR., A.M. WATANABE

    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                  -----------------------------------------------

(2) Approval of amendments to the Articles of Incorporation

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

(3) Ratification of the appointment by the Board of Directors of Ernst & Young LLP as principal independent auditors for 1996

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS HAS RECOMMENDED TO THE SHAREHOLDERS A VOTE AGAINST THE FOLLOWING ITEM:

(4) The Shareholder Proposal requesting a study and report on research material


                      [_] FOR   [_] AGAINST   [_] ABSTAIN
--------------------------------------------------------------------------------
                                                       (Continued on other side)






In the Trustee's discretion, upon such other matters as may properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. THE TRUSTEE MAY VOTE, AT ITS DISCRETION, ANY SHARES OF ELI LILLY AND COMPANY COMMON STOCK IN ANY OF THE PLANS FOR WHICH VOTING INSTRUCTIONS ARE NOT RECEIVED, EXCEPT THE TRUSTEE MAY ONLY VOTE THOSE SHARES FORMERLY HELD IN THE LILLY EMPLOYEES STOCK OWNERSHIP PLAN (PAYSOP) FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED.


                                     Dated _____________________________, 1996

                                     -----------------------------------------
                                              Signature of Participant

                                     PLEASE SIGN, DATE, AND RETURN THIS CARD ON
                                     OR BEFORE APRIL 5, 1996, IN THE ENCLOSED
                                     ENVELOPE WHICH REQUIRES NO POSTAGE.

THESE CONFIDENTIAL VOTING INSTRUCTIONS WILL BE SEEN ONLY BY AUTHORIZED PERSONNEL OF THE TRUSTEE.

                       CONFIDENTIAL VOTING INSTRUCTIONS
                 TO FIDELITY MANAGEMENT TRUST COMPANY, TRUSTEE

The undersigned, as a participant in DowElanco Employee Savings Plan, hereby directs the Trustee to vote (in person or by proxy) the number of shares of Eli Lilly and Company Common Stock credited to the undersigned's account under the plan at the Annual Meeting of Shareholders of Eli Lilly and Company to be held on April 15, 1996, and at any adjournment thereof, as follows.

THE BOARD OF DIRECTORS OF ELI LILLY AND COMPANY HAS RECOMMENDED TO THE SHAREHOLDERS A VOTE FOR THE FOLLOWING ITEMS:

(1) Election of Directors, all nominated as Directors to serve for the terms indicated in the Proxy Statement

    FOR all nominees listed below           WITHHOLD AUTHORITY
    (except as marked to the                to vote for all nominees
    contrary below)               [_]       listed below              [_]

           A.G. GILMAN, K.N. HORN, J.C. LA FORCE, JR., A.M. WATANABE

    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                  -----------------------------------------------

(2) Approval of amendments to the Articles of Incorporation

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

(3) Ratification of the appointment by the Board of Directors of Ernst & Young LLP as principal independent auditors for 1996

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS OF ELI LILLY AND COMPANY HAS RECOMMENDED TO THE SHAREHOLDERS A VOTE AGAINST THE FOLLOWING ITEM:

(4) The Shareholder Proposal requesting a study and report on research material


                      [_] FOR   [_] AGAINST   [_] ABSTAIN
--------------------------------------------------------------------------------
PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD. (Continued on other side)






In the Trustee's discretion, upon such other matters as may properly come before the meeting.

PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. ANY SHARES OF ELI LILLY AND COMPANY COMMON STOCK IN THE PLAN FOR WHICH VOTING INSTRUCTIONS ARE NOT RECEIVED WILL BE VOTED PROPORTIONAL TO THE VOTING OF SHARES FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

                                       These confidential voting instructions
                                           will be seen only by authorized
                                               personnel of the Trustee.


                                     Dated _____________________________, 1996

                                     -----------------------------------------
                                              Signature of Participant

                                     PLEASE SIGN, DATE, AND RETURN THIS CARD ON
                                     OR BEFORE APRIL 5, 1996, IN THE ENCLOSED
                                     ENVELOPE WHICH REQUIRES NO POSTAGE.

                             ELI LILLY AND COMPANY

P R O X Y

The undersigned hereby appoints R. O. Goss, S. Taurel and R. L. Tobias, and each of them, as proxies of the undersigned, each with full power to act without the others and with full power of substitution, to vote all the shares of Common Stock of ELI LILLY AND COMPANY held in the name of the undersigned at the close of business on February 9, 1996, at the Annual Meeting of Shareholders to be held on April 15, 1996, at 11:00 a.m. (local time), and at any adjournment thereof, with all the powers the undersigned would have if personally present, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS:

(1) Election of Directors, all nominated as Directors to serve for the terms indicated in the Proxy Statement

    FOR all nominees listed below           WITHHOLD AUTHORITY
    (except as marked to the                to vote for all nominees
    contrary below)               [_]       listed below              [_]

           A.G. GILMAN, K.N. HORN, J.C. LA FORCE, JR., A.M. WATANABE

    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                  -----------------------------------------------

(2) Approval of amendments to the Articles of Incorporation

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

(3) Ratification of the appointment by the Board of Directors of Ernst & Young LLP as principal independent auditors for 1996

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE FOLLOWING ITEM:

(4) The Shareholder Proposal requesting a study and report on research material


                      [_] FOR   [_] AGAINST   [_] ABSTAIN
--------------------------------------------------------------------------------
Return this proxy in the enclosed envelope.            (Continued on other side)






In their discretion, upon such other matters as may properly come before the meeting, all in accordance with the accompanying Notice and Proxy Statement, receipt of which is acknowledged.

    IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3 AND AGAINST ITEM 4.



                                     Dated _____________________________, 1996

                                     -----------------------------------------

                                     -----------------------------------------
                                     Sign exactly as name appears hereon.
                                     When signing in a representative capacity, please give full title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS